THE COMMERCE GROUP, INC.
211 MAIN STREET ~ WEBSTER ~ MASSACHUSETTS 01570





                                            April 11, 2002


To Our Stockholders:

     I am pleased to invite you to attend the 2002 Annual Meeting of Stockholders of The Commerce Group, Inc., which will be held at 9:00 a.m. on Friday, May 17, 2002, in the Company's Underwriting Building, 11 Gore Road (Route 16), Webster, Massachusetts.

     The accompanying Notice of the Annual Meeting of Stockholders and Proxy Statement set forth the business to come before this year's Annual Meeting.

     If you plan to attend the meeting, please bring a form of personal identification with you and, if you are acting as proxy for another, please bring written confirmation from the record owner that you are acting as proxy.

     Whether or not you expect to attend the meeting, please sign and date the enclosed form of proxy and return it promptly in the accompanying envelope to ensure that your shares will be represented. If you attend the meeting, you may withdraw any proxy previously given and vote your shares in person if you so desire.



                                    Cordially,



                                    ARTHUR J. REMILLARD, JR.
                                    President, Chief Executive Officer
                                    and Chairman of the Board

                        Table of Contents


                                                                 Page
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS.........................  -

GENERAL INFORMATION..............................................  1

VOTES REQUIRED...................................................  1

COST OF SOLICITATION.............................................  2

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
  AND MANAGEMENT.................................................  2

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE..........  4

GOVERNANCE OF THE COMPANY........................................  4

REPORT OF THE AUDIT COMMITTEE....................................  6

ELECTION OF DIRECTORS............................................  7

EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS.................... 10

     Summary Compensation Table.................................. 10
     Option Grants in Last Fiscal Year........................... 11
     Aggregated Fiscal Year-End Option/SAR Values................ 12
     Long-Term Incentive Plan - Book Value Awards................ 13

COMPENSATION COMMITTEE REPORT.................................... 14

COMMON STOCK PERFORMANCE......................................... 16

DESCRIPTION OF AMENDED AND RESTATED INCENTIVE COMPENSATION PLAN.. 17

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS................... 22

INDEPENDENT AUDITORS............................................. 22

OTHER BUSINESS................................................... 22

STOCKHOLDER PROPOSALS............................................ 22

APPENDIX A - AMENDED AND RESTATED INCENTIVE COMPENSATION PLAN.... A-1

                      The Commerce Group, Inc.
                           211 Main Street
                          Webster, MA 01570
                            (508) 943-9000








               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD MAY 17, 2002




April 11, 2002

To Our Stockholders:

     You are cordially invited to attend the 2002 Annual Meeting of Stockholders of The Commerce Group, Inc. (the "Company") at the Company's Underwriting Building located at 11 Gore Road (Route 16), Webster, Massachusetts at 9:00 a.m. on Friday, May 17, 2002. The meeting is called for the purpose of considering and acting upon:

     1. A proposal to fix at 17 the number of directors of the Company and to elect such directors.

     2.  A proposal to approve the Amended and Restated Incentive
         Compensation Plan.

     3. The transaction of such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The close of business on March 22, 2002 was fixed by your Board of Directors as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

     We urge you to attend and to participate at the meeting, no matter how many shares you own. Even if you do not expect to attend the meeting personally, we urge you to please vote, and then sign, date and return the enclosed proxy card in the postpaid envelope provided. If you receive more than one proxy card because your shares are registered in different names or at different addresses, please sign and return each proxy card so that all of your shares will be represented at the meeting.


                                  By Order of the Board of Directors






                                  JOHN W. SPILLANE
                                  Clerk

                                THE COMMERCE GROUP, INC.
                                    211 Main Street
                                   Webster, MA 01570
                                     (508) 943-9000

                                    PROXY STATEMENT
                          FOR ANNUAL MEETING OF STOCKHOLDERS
                               TO BE HELD MAY 17, 2002

                             GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of The Commerce Group, Inc. (the "Company"). The Proxies will be used at the Annual Meeting of the Stockholders of the Company on Friday, May 17, 2002 at 9:00 o'clock a.m. at the Company's Underwriting Building located at 11 Gore Road (Route 16) in Webster, Massachusetts and at any adjournment or adjournments thereof (the "Annual Meeting"). The Company's Annual Report to Stockholders, containing the financial statements for the year ended December 31, 2001 and the report of the Company's independent auditors, Ernst & Young LLP thereon, is being mailed with this Proxy Statement to the Company's stockholders of record at the close of business on March 22, 2002. The Company mailed this Proxy Statement and related form of Proxy on or about April 11, 2002.

                                VOTES REQUIRED

     A Proxy is enclosed. Unless contrary instructions are indicated on the Proxy, or the Proxy is revoked, all shares represented by Proxy received will be voted FOR a proposal to fix at 17 the number of directors of the Company, FOR the election of the nominees for directors named on page 7, FOR approval of the Amended and Restated Incentive Compensation Plan (the "Amended Plan"), and by the Proxy holders in their discretion on any other business properly to come before the Annual Meeting. If a stockholder specifies a different choice by means of the Proxy, the shares will be voted as specified. A stockholder may revoke a Proxy at any time prior to the time it is voted by filing with the Clerk of the Company, or its transfer agent, a written notice of revocation or by delivering to the Company, or its transfer agent, a duly executed Proxy bearing a later date. Any stockholder who attends the Annual Meeting in person will not be deemed thereby to revoke the Proxy, unless such stockholder affirmatively indicates thereat his or her intention to vote the shares in person.

     So long as a quorum is present at the Annual Meeting, the Directors shall be elected by a plurality of the votes cast at the Annual Meeting by the holders of shares entitled to vote thereat. There is no cumulative voting in the election of directors. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will have no effect on the outcome of the election of directors. Broker non-votes and shares represented by any Proxy as to which the vote for each director nominee has been withheld will be treated as shares present or represented at the Annual Meeting for quorum purposes. (A "broker non-vote" occurs when a registered broker holding a customer's shares in the name of the broker has not received voting instructions on a matter from the customer and is barred from exercising discretionary authority to vote on the matter, which the broker indicates on the proxy.)

     With regard to the proposal to approve the Amended Plan, the affirmative vote of a majority of the votes cast on the proposal is required for approval of the Amended Plan, provided that the total vote cast on the proposal represents a majority of the shares of Common Stock entitled to vote. For purposes of the vote on the Amended Plan, an abstention or a broker non-vote will have the effect of a vote against the proposal, unless holders of a majority of the Common Stock entitled to vote on the proposal in fact cast votes, in person or by proxy, with respect to that proposal, in which event neither an abstention nor a broker non-vote will have any effect on the result of the vote.

     Only the holders of record of shares of Common Stock at the close of business on March 22, 2002 will be entitled to receive notice of and to vote at the Annual Meeting.

At the close of business on March 22, 2002, the Company had 32,950,452 shares of Common Stock outstanding and entitled to be voted. Every stockholder will be entitled to one vote for each share of Common Stock recorded in his or her name on the books of the Company as of that date.

                       COST OF SOLICITATION

     The cost of soliciting Proxies for the Annual Meeting will be borne by the Company. Proxies may be solicited by directors, officers or employees of the Company without additional compensation in person or by telephone or telegram. The Company will use the services of Georgeson Shareholder to aid in the solicitation of Proxies at a fee of $4,000 plus expenses. The Company will also request persons, firms and corporations holding shares in their names, or in the names of their nominees, which shares are beneficially owned by others, to send this proxy material to and obtain Proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in so doing.

      SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of March 22, 2002 with respect to the beneficial ownership of shares of the Company's Common Stock by the following individuals: (a) each person who is known to the Company to own beneficially more than 5% of the outstanding shares of such stock; (b) the Company's directors and nominees; (c) each of the executive officers named in the Summary Compensation Table; and, (d) all of the Company's directors and executive officers as a group. The information in the tables and in the related notes has been furnished by or on behalf of the indicated owners.

        Name and address                  Amount of shares      Percentage
      of beneficial owner               beneficially owned(1)   of shares (1)
(a)   Security ownership of
      certain beneficial owners:
       The Commerce Group, Inc.              2,968,454             9.0%
       Employee Stock Ownership Plan
       211 Main Street
       Webster, MA 01570

(b)   Security ownership of directors and
      nominees:
       Herman F. Becker                        443,980             1.3%
       Joseph A. Borski, Jr.                    66,752              *
       Eric G. Butler                          177,424              *
       Henry J. Camosse                        207,866              *
       Gerald Fels                             666,515  (2)        2.0%
       David R. Grenon                         337,852  (3)        1.0%
       Robert W. Harris                        110,697  (4)         *
       Robert S. Howland                        68,474  (5)         *
       John J. Kunkel                        1,051,370             3.2%
       Raymond J. Lauring                      843,503             2.6%
       Normand R. Marois                       187,702              *
       Suryakant M. Patel                      579,434             1.8%
       Arthur J. Remillard, Jr.                692,821  (6)        2.1%
       Arthur J. Remillard, III                929,788  (7)        2.8%
       Regan P. Remillard                      609,889  (8)        1.8%
       Gurbachan Singh                         410,292             1.2%
       John W. Spillane                        758,355  (9)        2.3%

(c)   Security ownership of named
      executive officers:
       Arthur J. Remillard, Jr.                692,821  (6)        2.1%
       Gerald Fels                             666,515  (2)        2.0%
       Regan P. Remillard                      609,889  (8)        1.8%
       James A. Ermilio                         26,789 (10)         *
       Arthur J. Remillard, III                929,788  (7)        2.8%

2

        Name and address                  Amount of shares       Percentage
      of beneficial owner               beneficially owned(1)   of shares (1)
 (d)   All executive officers and             8,572,126 (11)       25.6%
      directors as a group
      (23 persons)

  *   Less than 1%.


  (1) The indicated shares are those as to which the beneficial owner has sole voting and investment power except as follows. As to the shares held by the Company's Employee Stock Ownership Plan ("ESOP")
and allocated to participants' accounts, the beneficial owner has no investment power and shared voting power in that, if he or she does not exercise the power to vote the ESOP shares, the ESOP trustees will vote said shares at the direction of the committee
administering the ESOP (the "ESOP Committee").  All other stock not yet allocated to participants will be voted by the ESOP Committee.
ESOP Participants who are current employees of the Company or its subsidiaries and who are 100% vested in their ESOP accounts can annually elect to transfer out of the ESOP up to 100% of their allocated Company stock in the form of an eligible rollover
distribution into another eligible retirement plan, such as a qualified individual retirement arrangement.  Approximately
2,191,000 shares held by the ESOP at December 31, 2001 were
allocated to the ESOP accounts of these individuals.  ESOP
Participants who are former employees of the Company may generally elect to withdraw from the ESOP the shares allocated to their accounts at any time.  Approximately 580,000 shares held by the ESOP at December 31, 2001 were allocated to the ESOP accounts of these individuals. The remaining approximately 219,000 shares held by the
ESOP at December 31, 2001 were allocated to the ESOP accounts of Participants who have not yet reached 100% vesting in their account balances. Disposition of these unvested shares is restricted under the ESOP.  Of the persons named in the table, only Joseph A. Borski,
Jr. and Gerald Fels are members of the ESOP Committee.  Randall V.
Becker, an Executive Officer of the Company, is also a member of the
ESOP Committee.  The indicated shares not held by the ESOP also include shares owned beneficially by spouses, parents, children and relatives who share the same home, trusts in which the named individual or family member sharing the same home serves as a trustee and corporations of which the named individual is an executive officer or principal shareholder; the named individuals disclaim any beneficial interest in shares so included.  The percentage of shares is calculated using 32,950,452 shares
outstanding at March 22, 2002 except for the executive officers whose percentages are derived by dividing the shares listed by outstanding shares plus their individual option shares exercisable within sixty days.
  (2) Includes 96,340 shares held by the ESOP and 147,462 shares that may be acquired under options exercisable within sixty days.
  (3) Includes 14,600 shares held by a trust of which Mr. Grenon's wife is the trustee.
  (4) Includes 55,849 shares held by a trust of which Mr. Harris is the trustee and 39,228 shares held by a trust of which Mr. Harris' wife is the trustee.
  (5) Includes 48,474 shares held by a trust of which Mr. Howland is a co-trustee with his son, 20,000 shares held by a trust of which Mr.
Howland's wife is the trustee.
  (6) Includes 2,205 shares held by the ESOP and 147,463 shares that may be acquired under options exercisable within sixty days.
  (7) Includes 138,946 shares held by the ESOP, 117,263 shares held by four trusts of which Mr. Remillard, III is the trustee, 22,855 shares held by a trust of which Mr. Remillard, III is a co-trustee and 23,755 shares that may be acquired under options exercisable within sixty days.
  (8) Includes 7,615 shares held by the ESOP and 83,660 shares that may be acquired under options exercisable within sixty days.
  (9) Includes 32,440 shares held by trusts for the benefit of Mr. Spillane's children and 6,212 shares held by a trust of which Mr. Spillane's son is the trustee. Mr. Spillane disclaims any beneficial interest in such trusts or such shares.
 (10) Includes 1,253 shares held by the ESOP and 25,536 shares that may be acquired under options exercisable within sixty days.
 (11) Includes 350,679 shares held by the ESOP and 497,540 shares that may be acquired under options exercisable within sixty days.
3

                              SECTION 16(a)
                  BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than ten percent of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities, if any, of the Company. Executive officers, directors and greater than ten percent beneficial owners are required to furnish the Company with copies of all
Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2001, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with, except that John J. Kunkel, a director of the Company, filed one late report.

                          GOVERNANCE OF THE COMPANY

     Proxies are solicited for the 2002 Annual Meeting to give all holders of Common Stock a chance to vote for the persons who are to be their representatives in the governance of the Company.

     The Company's directors are elected annually by the stockholders and hold office for a term of one year or until their successors, if any, are elected and duly qualified.

     The Board of Directors (the "Board") held four meetings during 2001, and the attendance of directors as a group was 97.2%. The Board has a standing Audit Committee which held five meetings during 2001, a standing Compensation Committee which held one meeting in 2001 and a standing Nominating Committee which held one meeting during 2001. All of the directors attended 75% or more of the aggregate of their respective Board and Committee Meetings.

     For information regarding the functions performed by the Audit Committee and its membership, please refer to the "Report of the Audit Committee", included in this Proxy Statement.

     The Compensation Committee reviews the salary recommendations and performance evaluations prepared by management for all officers and makes recommendations to the Board for the salaries of the five highest paid executive officers. This Committee also makes recommendations to the Board regarding incentive compensation programs for officers and directors, administers the existing Management Incentive Plan and has the authority to grant awards under that Plan.

     The Nominating Committee reviews the qualifications of prospective directors and provides recommendations to the Board for the nomination of directors. The Nominating Committee considers stockholder proposals for directors which should be sent to the attention of the Assistant to the President at the Company's principal office.

     Directors, including those who are employees of the Company, receive $1,500 for each meeting of the Board of Directors of the Company attended. Directors, who are not employees of the Company, are paid $500 for each committee meeting of the Board of Directors of the Company attended. Directors, who are not employees of the Company and serve as a director of Commerce Holdings, Inc. ("CHI"), a subsidiary of the Company, or CHI's subsidiaries, The Commerce Insurance Company ("Commerce") and Citation Insurance Company ("Citation"), are paid $500 for each meeting of the Board of Directors of CHI, Commerce and Citation, attended. Directors, including those who are employees of the Company and serve as a Director of ACIC Holding Co., Inc. ("AHC"), or its subsidiary, American Commerce Insurance Company ("ACIC"), are paid $2,000 for each AHC meeting and $2,200 ($2,000 through year end 2001) for each ACIC meeting attended, respectively, and $1,000 for each committee meeting of the Board of Directors attended. AHC is an 80% owned subsidiary of Commerce. Certain directors also serve as directors of Bay Finance Company, Inc. and Clark-Prout Insurance Agency, Inc., wholly-owned subsidiaries of the Company. All directors of the Company, including those who are employees of the Company, receive an annual stipend of $22,000. In addition, all directors of CHI, who are not directors of the Company, receive an annual stipend of $22,000.

     Directors also receive an annual Book Value Award ("BVA"), which entitles the recipient to receive a cash payment for each BVA based upon the increase in the book value of a share of Common Stock in excess of a specified minimum target. In 2001, each director received a number of BVAs approximately equal to 8.6% of the compensation paid to him as a director of the Company during 2000. Each 2001 BVA entitles the director to receive a cash payment equal to the book value of a share of Common Stock on December 31, 2003, less the base price of such BVA. The base price for the 2001 BVAs ($29.99) is the book value of a share of Common Stock on December 31, 2000 ($23.16) increased at the rate of 9% per annum compounded annually through December 31, 2003. For the purpose of this calculation, the December 31, 2003 book value of a share of Common Stock is increased for all cash dividends and the fair market value of all distributions of property made by the Company which the director would have been entitled to receive had he owned, from the date of the BVA grant until the expiration date, that number of shares of Common Stock equal to the number of BVAs under such award. The book value of a share of the Company's Common Stock excludes changes in unrealized gains and losses on bonds and preferred stocks. It is a condition to the receipt of any payment that may be due under a 2001 BVA to a director that the recipient has been a director of the Company continuously through April 30, 2004, unless his term shall have been terminated because of death or for any reason approved by the Board of Directors of the Company. Payments under the BVAs are accelerated in the event of the sale of the Company. See "Executive Compensation and Other Transactions" and "Compensation Committee Report" for a description of BVAs granted to the Company's executive officers.

     During 2000, the Company's Directors approved a Directors' Retirement Compensation Plan (the "Retirement Plan"). The Retirement Plan becomes effective for each Company Director (including Directors who are employees of the Company) upon terminating service from the Company's Board of Directors provided that such termination was not made under conditions adverse to the Company's interest. Effective with the annual meeting wherein the Director is not reappointed to the Board of Directors, and provided benefits are not paid until such time as the Director has attained the age of 65, the Company will pay an annual retirement benefit equal to 50% of the average annual total compensation of the Director for the immediately preceding three full years ("three year average compensation"). The annual retirement benefit of 50% of the three year average compensation vests at the rate of 4.0% for each year of Board of Directors service up to a maximum of 100% vesting through termination of service. Payments continue for a maximum of ten years over the remaining life of the terminated Director, or his or her then spouse, if the Director pre-deceases the spouse. No payments are to be made after the death of the Director and spouse. Expenses related to the Retirement Plan in 2001 amounted to $178,000 and a total of $19,000 was paid under the Retirement Plan to a retired Director.
5

                       REPORT OF THE AUDIT COMMITTEE

                                    2001



     In accordance with the rules established by the SEC, this report has been prepared by the Audit Committee for inclusion in this proxy statement. The Committee meets with the Company's internal and independent auditors, with and without management present, to discuss the overall scope and plans for their respective audits, and to review the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Board of Directors has adopted a written charter for the Audit Committee. Each member of the Audit Committee satisfies the definition of an "independent director" as established by the New York Stock Exchange.

As part of its ongoing activities, the Audit Committee has:

     Reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended December 31, 2001;

     Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and,

     Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1,
Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 and be filed with the SEC.







                              Respectively submitted,



                              Joseph A. Borski, Jr., Chairman
                              David R. Grenon
                              Suryakant M. Patel

                           ELECTION OF DIRECTORS
     It is the intention of the persons named as Proxies in the accompanying form of Proxy (unless otherwise specified by the stockholder granting the proxy) to vote such Proxies (a) to fix the number of directors for the ensuing year at 17, and (b) to elect the persons named in the following table, all of whom are now members of the Board of Directors, to serve until the next scheduled annual meeting and until their successors are chosen and qualified. In the event, however, that any of the nominees for membership on the Board of Directors becomes unavailable (which is not now anticipated by the Company), the persons named as Proxies have discretionary authority to vote for a substitute or to reduce the number of directors to be determined and elected. The Board of Directors of the Company has no reason to believe that any of the nominees will be unwilling or unable to serve if elected.

                                                                       Director
          Name                       Position with the Company   Age     since
 Arthur J. Remillard, Jr.(4)         President, Chief Executive  71     1972
                                     Officer, Chairman of
                                     the Board, Director

 Gerald Fels (2)                     Executive Vice President,   59     1976
                                     Chief Financial Officer,
                                     Director

 Arthur J. Remillard, III (2)        Senior Vice President -     46     1983
                                     Policyholder Benefits,
                                     Assistant Clerk, Director

 John W. Spillane (2),(4)            Clerk, Director             69     1972

 Regan P. Remillard                  Senior Vice President,
                                     Director                    38     1993

 Herman F. Becker (2),(4)            Director                    73     1972

 Joseph A. Borski, Jr. (1),(3),(4)   Director                    68     1972

 Eric G. Butler                      Director                    74     1988

 Henry J. Camosse (4)                Director                    71     1972

 David R. Grenon (3),(4)             Director                    62     1972

 Robert W. Harris (4)                Director                    70     1975

 Robert S. Howland (4)               Director                    82     1972

 John J. Kunkel (4)                  Director                    90     1972

 Raymond J. Lauring (4)              Director                    76     1972

 Normand R. Marois (1),(4)           Director                    66     1972

 Suryakant M. Patel (2),(3)          Director                    61     1983

 Gurbachan Singh                     Director                    63     1991
 (1)  Member of the Compensation Committee.
(2)  Member of the Nominating Committee.
(3)  Member of the Audit Committee.
(4)  Prior to the Company's incorporation in 1976, the named person was a Director of The
     Commerce Insurance Company.

7

     Arthur J. Remillard, Jr. has been the President, Chief Executive Officer and Chairman of the Board of the Company since 1976. Mr. Remillard, Jr. has been Chief Executive Officer and Chairman of the Board of The Commerce Insurance Company ("Commerce") since 1972 and President of Commerce from 1972 to November, 2001. Mr. Remillard, Jr. is also Vice Chairman of the Governing Committee, Chairman of the Actuarial Committee, a member of the Governing Committee Review Panel, Chairman of the Budget Committee and a member of the Personnel Committee of the Commonwealth Automobile Reinsurers ("C.A.R."). Mr. Remillard, Jr. is also Chairman of the Governing Committee and a member of the Budget Committee, Executive Committee and Nominating Committee of the Automobile Insurers Bureau of Massachusetts ("A.I.B.").

     Gerald Fels, a Certified Public Accountant, was appointed President and Chief Operating Officer of Commerce in November, 2001, and Executive Vice President of the Company in November 1989. From 1981 to November, 1989, Mr. Fels was Senior Vice President of the Company. Mr. Fels was the Treasurer of the Company from 1976 to 1995 and of Commerce from 1975 to 1995. Mr. Fels has also been Chief Financial Officer of the Company since 1976 and of Commerce since 1975. Mr. Fels is also Treasurer and a director of American Nuclear Insurers and an Advisory Committee Member of several investment funds managed by Conning Capital Partners.

     Arthur J. Remillard, III was appointed Senior Vice President-Policyholder Benefits in 1988 and has been Assistant Clerk of the Company since 1982. In August 2001, Mr. Remillard, III became responsible for the Claim Operations of American Commerce Insurance Company. From 1981 to 1988, Mr. Remillard, III was Vice President-Mortgage Operations. In addition, Mr. Remillard, III has also served on the Board of Governors of the Insurance Fraud Bureau of the A.I.B. since 1991, the C.A.R. Claims Advisory Committee since 1990 and the A.I.B. Claims Committee since 1991.

     John W. Spillane has been counsel to and Clerk of the Company since its incorporation and a practicing attorney since 1957. He is also a director of Rovac Corporation, a seller of air conditioning equipment.

     Regan P. Remillard was appointed President of American Commerce Insurance Company in 2001, President of ACIC Holding Co., Inc. in 1998 and Vice Chairman of the Board and Chief Executive Officer of American Commerce Insurance Company in 1999. Mr. Remillard was appointed President of Commerce West Insurance Company in 1996. Mr. Remillard was appointed Senior Vice President of the Company in 1995. Mr. Remillard was General Counsel of the Company from 1995 to February, 2000. From 1994 to 1995, Mr. Remillard was a practicing attorney at Hutchins, Wheeler & Dittmar, a Massachusetts law firm specializing in corporate law and litigation. From 1989 to 1993, Mr. Remillard was Government Affairs Monitor of the Company. Mr. Remillard is a member of the Massachusetts Bar.

     Herman F. Becker has been the owner of Sterling Realty, a real estate agency, since 1962, as well as owner of ABCO Development Co. In addition, since 1971, Mr. Becker has been the principal stockholder, President and Treasurer of Huguenot Development Corp., a real estate development corporation.

     Joseph A. Borski, Jr. has been a self-employed Certified Public Accountant since 1960.

     Eric G. Butler was Vice President-Claims and the General Claims Manager of Commerce and Citation from 1981 until his retirement in 1992.

     Henry J. Camosse was the President of Henry Camosse & Sons Co., Inc., a building and masonry supplies company, from 1964 until his retirement in 1992.

     David R. Grenon was Chairman Emeritus and Assistant Clerk of The Protector Group Insurance Agency, Inc., a property and casualty insurance agency headquartered in Worcester, Massachusetts from 1994 to 2001. Mr. Grenon previously was the President of several property and casualty insurance agencies located in Massachusetts, including The Protector Group Insurance Agency, Inc., of which he was President and Chief Executive Officer from 1981 to 1994. Mr. Grenon also was a director of CFX Corporation and Safety Fund National Bank, a subsidiary of CFX Corporation. CFX Corporation was acquired by Banknorth Group, Inc. (formerly People's Heritage Financial Group, Inc,). Mr. Grenon is also President of E-C Realty Corporation.

     Robert W. Harris is retired. Prior to retirement, Mr. Harris was the Treasurer of H.C. Bartlett Insurance Agency, Inc. from 1958 until 1987.

     Robert S. Howland has been retired since 1985. Prior to retirement, Mr. Howland was the Clerk of H.C. Bartlett Insurance Agency, Inc.

     John J. Kunkel is President and Treasurer of Kunkel Buick & GMC Truck and Treasurer of Kunkel Bus Company. He is also a licensed real estate broker and licensed auto damage appraiser.

     Raymond J. Lauring has been retired since 1983. Prior to retirement, Mr. Lauring was the President of Lauring Construction Company.

     Normand R. Marois is retired. Prior to retirement, Mr. Marois was Chairman of the Board of Marois Bros., Inc., a contracting firm, since 1984. Mr. Marois was appointed a director of PipeDirect.com in 2000.

     Suryakant M. Patel is retired. Prior to retirement, Dr. Patel was a physician specializing in internal medicine since 1966.

     Gurbachan Singh is retired. Prior to retirement, Dr. Singh was a physician engaged in the practice of general surgery for more than 25 years.

     The only family relationships among any of the executive officers or directors of the Company are that Arthur J. Remillard, III and Regan P. Remillard are the sons of Arthur J. Remillard, Jr. and that Randall V. Becker, Treasurer and Chief Accounting Officer of the Company, is the son of Herman F. Becker.

              EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS

The following table contains a summary of the annual, long-term and other compensation for each of the fiscal years ended December 31, 2001, 2000 and 1999, of those persons who were, at December 31, 2001, the Chief Executive Officer and the other four most highly compensated executive officers of the Company.

                        Summary Compensation Table

                                                   Long-term compensation
                                                     Awards     Payments
                                                   Securities
                                       Annual      Underlying
       Name and                      Compensation   Options       LTIP       All Other
  Principal Position           Year    Salary         (#)     Payouts(1) Compensation(2)
 Arthur J. Remillard, Jr.      2001   $719,400       341,969    $  255,556   $ 62,652
  President, Chief Executive   2000   $660,000       191,465    $  396,923   $ 60,652
  Officer and Chairman of      1999   $600,563       147,463    $1,674,632   $ 57,077
  the Board

 Gerald Fels                   2001   $396,000       186,528    $  133,544   $ 75,807
  Executive Vice President and 2000   $360,000        95,733    $  201,992   $ 72,806
  Chief Financial Officer      1999   $300,301       147,462    $  841,631   $ 69,478

 Regan P. Remillard            2001   $264,000       103,627    $   98,060   $ 86,072
  Senior Vice President        2000   $240,000        56,574    $   79,022   $ 88,496
                               1999   $212,946        83,660    $  271,401   $107,268

 James A. Ermilio              2001   $240,000        74,267    $   55,464   $ 48,378
  Senior Vice President and    2000   $215,004        20,723    $     -      $138,671
  General Counsel              1999   $127,525        25,536    $     -      $184,923

 Arthur J. Remillard, III      2001   $215,100        65,633    $   77,052   $ 54,616
  Senior Vice President-       2000   $190,008        34,270    $   85,120   $ 52,502
  Policyholder Benefits and    1999   $161,269        23,755    $  298,986   $ 50,429
  Assistant Clerk


(1) Represents payments on Book Value Awards tied to increases in the book value of a share of the Company's Common Stock and payments on Stock Appreciation Rights tied to increases in the market value of a share of the Company's Common Stock. Payments made in 2001 on Book Value
Awards were tied to increases in book value which matured in 2001.
The 2001 amounts include book value award payments of $11,536 each to Arthur J. Remillard, Jr., Gerald Fels, Regan P. Remillard, and Arthur
J. Remillard, III related to their service as Directors of the Company. No payments on Stock Appreciation Rights occurred in 2001.

(2) The 2001 amounts under "All Other Compensation" consist of directors fees of $28,000 each to Arthur J. Remillard, Jr. and Arthur J.
Remillard, III, $48,000 each to Gerald Fels and Regan P. Remillard and $22,000 to James A. Ermilio; the cost of group-term life insurance (based on the Internal Revenue Service Uniform Cost Table) provided by the Company in excess of $50,000 to Arthur J. Remillard,
Jr. of $8,652, to Gerald Fels of $1,807, to Regan P. Remillard of
$378, to James A. Ermilio of $378, and to Arthur J. Remillard, III of $616; cash bonus of $9,000 to each of the named executive officers; contributions of $17,000 made or accrued by the Company to the ESOP for each of the named executive officers; and $11,944 to Regan P. Remillard representing reimbursement of additional state income tax expense incurred due to dual tax status in California and
Massachusetts.  The amount of the Company's
10
     contribution to the ESOP is determined annually by the respective subsidiary Board of Directors. Benefits under the ESOP become partially vested when a participant has completed three years of service and fully vested after seven years of service.


     The following table contains information concerning certain stock options ("Options") granted to the Chief Executive Officer and the other named executive officers during fiscal 2001:

                   Option Grants in Last Fiscal Year (1)

                              Individual Grants
                          Number of      % of Total                                Potential Realizable Value at
                          Securities   Options Granted                               Assumed Annual Rates of
                          Underlying     to Employees                                 Stock Price Appreciation
                           Options        in Fiscal    Exercise      Expiration         for Terms of Options
    Name                 Granted(#)(2)      Year       Price (3)        Date              5%(4)          10%(4)
Arthur J. Remillard, Jr.    341,969         28.9%       $30.80      April 7, 2009      $5,030,364    $12,044,148

Gerald Fels                 186,528         15.7%       $30.80      April 7, 2009      $2,743,827    $ 6,569,516

Regan P. Remillard          103,627          8.7%       $30.80      April 7, 2009      $1,524,353    $ 3,649,743

James A. Ermilio             74,267          6.3%       $30.80      April 7, 2009      $1,092,468    $ 2,615,684

Arthur J. Remillard, III     65,633          5.5%       $30.80      April 7, 2009      $  965,461    $ 2,311,594


(1) See "Compensation Committee Report" for additional information regarding the Company's current Management Incentive Plan, consisting of Options and BVA grants under the Company's Plan approved by the stockholders in 1994 ("Original Plan").

(2) During 2001, the Company granted Options under the Original Plan. The Options entitle the recipient to purchase Common Stock at the exercise price, on April 6, 2004, the vesting date or thereafter. Options vest immediately in the event of the sale of the Company. It is a condition to any Option exercise that the participant has been in the continuous employ of the Company through January 6, 2004, unless such employment shall have terminated due to the participant's death or for any reason approved by the Company. Unexercised Options shall terminate after the close of business on April 7, 2009. If the recipient voluntarily terminates employment with the Company after the vesting date options will be exercisable only during the three months immediately following such termination of employment, after which the Options shall terminate.

(3) The exercise price ($30.80) is the closing market price for a share of Common Stock on April 6, 2001 (the Grant Date).

(4) The dollar amounts set forth under these columns are the result of required calculations made at assumed 5% and 10% annual appreciation rates above the $30.80 price noted in (3) from the grant date through the expiration date, less the exercise price. These amounts are not intended to indicate actual or projected future price appreciation, if any, of the Company's Common Stock.
11

     The following table shows information for the Chief Executive Officer and the other named executive officers concerning the number of SARs redeemed and the value realized upon redemption during the year ended December 31, 2001 and the aggregate number and value of Options held as of December 31, 2001. Stock options were outstanding at December 31, 2001 but none were available to be exercised during 2001. The Company granted stock options for the first time in 1999, and these options become fully exercisable on April 30, 2002.

                       Aggregated SAR Exercises in Last Fiscal Year
                      and Option/SAR Values at December 31, 2001 (1)
                                                        Number of Securities
                                                        Underlying Unexercised        Value of Unexercised In-
                        Number of     Value of SARs          Options at                 the-Money Options at
                       SARs Redeemed    Realized        December 31, 2001(#)(3)       December 31, 2001(4)(5)
        NAME           in 2001(#)(2)    in 2001       Exercisable   Unexercisable   Exercisable    Unexercisable
Arthur J. Remillard, Jr.     0         $     0             0           680,897        $   0         $5,446,167

Gerald Fels                  0         $     0             0           429,723        $   0         $3,446,570

Regan P. Remillard           0         $     0             0           243,861        $   0         $1,962,156

James A. Ermilio             0         $     0             0           120,526        $   0         $  926,194

Arthur J. Remillard, III     0         $     0             0           123,658        $   0         $  983,222


(1) See "Compensation Committee Report" for additional information regarding the Company's Original Plan, consisting of Option and BVA grants.

(2)   SAR awards provide solely for cash payments.  The number of SARs that expired without payment in 2001 for the named executive officers were as follows:
      Arthur J. Remillard, Jr - 152,512; Gerald Fels - 76,256; Regan P. Remillard -
      32,446; James A. Ermilio - 6,933; Arthur J. Remillard, III - 24,569.
      Options replaced the use of SARs with the 1999 grant.  As a result of this there are no longer any outstanding SARs.

(3)   Options granted in 2001, 2000 and 1999 were unexercisable at December 31, 2001.
Options entitle the recipient to purchase Common Stock at the exercise price, on or after April 6, 2004, April 5, 2003 and April 30, 2002, respectively, the vesting dates, or such earlier date as determined by the Company's Board of Directors or as otherwise provided for in the agreement.

(4)  The estimated value of the unexercisable options, presented above, was calculated assuming the market price of the Company's Common Stock on the exercise date would be equal to the closing market price per share of the Company's Common Stock at
December 31, 2001 of $37.69 as reported by the New York Stock Exchange plus (only for the options granted in 1999 and 2000) dividend distributions received by holders of the Common Stock since the date of grant.  Dividends are currently payable at a rate of $1.20 per annum on a share of the Company's Common Stock.  Set forth in note
5 below is the value of the options granted in 1999 that become exercisable on April
30, 2002 based upon the March 22, 2002 closing market price per share of the
Company's Common Stock.

(5)  The options that first become exercisable on April 30, 2002 have an exercise price of
$32.81 per share less dividends paid of $3.48.  Based upon the March 22, 2002 closing market price per share of the Company's Common Stock of $39.00, the value
(and number) of options that become exercisable on April 30, 2002 for the named executive officers would be as follows:

          Arthur J. Remillard, Jr. - $1,425,967 (147,463); Gerald Fels - $1,425,958
     (147,462); Regan P. Remillard - $808,992 (83,660); James A. Ermilio - $246,933
     (25,536); and Arthur J. Remillard, III - $229,711 (23,755).

12

      The following table contains information concerning certain long-term incentive awards granted in the form of book value awards ("BVAs") under the Original Plan to the Chief Executive Officer and the other named executive officers during fiscal 2001:

             Long-Term Incentive Plan - Book Value Awards (1)
                                                                           Estimated
                                                                         future payouts
                                                                         under non-stock
                              Number of                                 price-based plans
          Name               rights(#)(2)       Maturity date               Target(3)
Arthur J. Remillard, Jr.       59,413          April 30, 2004               $101,596

Gerald Fels                    35,060          April 30, 2004               $ 59,953

Regan P. Remillard             24,697          April 30, 2004               $ 42,232

James A. Ermilio               20,467          April 30, 2004               $ 34,999

Arthur J. Remillard, III       18,826          April 30, 2004               $ 32,192

(1) See "Compensation Committee Report" for additional information regarding the Company's Original Plan, consisting of Option and BVA grants.

(2)   During 2001, the Company granted BVAs which entitle the recipient to receive by
April 30, 2004, a cash payment for each BVA equal to the book value of a share of
Common Stock of the Company on December 31, 2003, less the base price of such BVA.
The base price for the 2001 BVAs ($29.99) is the book value of a share of Common
Stock on December 31, 2000 ($23.16), increased at the rate of 9% per annum compounded annually through December 31, 2003.  For the purpose of this calculation, the book value of a share of Common Stock at December 31, 2003 is increased for all cash dividends and the fair market value of all distributions of property made by the Company which the recipient would have been entitled to receive had he owned shares of Common Stock equal to the number of BVAs held by him from the date of grant until the expiration date.  The December 31, 2003 book value of a share of the
Company's Common Stock excludes changes in unrealized gains and losses of bonds and preferred stocks.  It is a condition to the receipt of any payment that may be due under a BVA that the participant has been in the continuous employ of the Company through April 30, 2004, unless such employment shall have terminated due to the participant's death or for any reason approved by the Board of Directors of the
Company.  Payments under the BVAs are accelerated in the event of the sale of the
Company.

(3)   Future payouts, if any, under the BVAs are tied to increases in the book value of a share of Common Stock and other factors.  Therefore, it is not possible to determine the future payouts.  The amounts set forth in this column are the amounts that would be paid if the December 31, 2001 book value of a share of the Common Stock of the
Company adjusted for treasury stock purchased in 2001 and excluding changes in unrealized gains and losses of bonds and preferred stocks plus dividends paid in
2001 increased by $2.98 in each of the years ended 2002 and 2003.  This amount represents an average of net earnings per weighted average common share for 1999,
2000 and 2001, exclusive of the after-tax impact of realized gains and losses.
Although realized gains or losses are included in the calculation of book value, these items have been excluded due to the uncertainty of their occurrence and, therefore, the impact on the Company's future book value.  There can be no assurance that the Company's performance will continue with the same or similar trends.

                       COMPENSATION COMMITTEE REPORT

                                   2001

     The Compensation Committee (the "Committee") is responsible for recommending to the Board of Directors the establishment of policies that govern both annual compensation and the Management Incentive Plan for the chief executive officer and other officers of the Company.

     The Committee meets each year to review the base compensation of the Company's officers, to grant awards under the Company's Management Incentive Plan and, as appropriate, to recommend changes in that plan or the pattern of incentive compensation awards.

     The Company's compensation program is designed to reward executives for strategic management and enhancement of stockholder value. In general, the same compensation policies are applied to the chief executive officer and to all of the other executive officers of the Company.

     The Management Incentive Plan adopted by the stockholders in 1994, provides incentive compensation based on Book Value Awards ("BVAs") and Stock Options ("Options"). As can be seen from the Summary Compensation Table, the Company has made significant incentive compensation payments because the Company's book value and market value grew over the last several years. Approximately 24.6% of total compensation paid to the chief executive officer during 2001 was performance related. Approximately 20.9% of total executive compensation paid during 2001 to the other named executive officers who received LTIP payments, except for the chief executive officer, was performance related as further explained below.

     Performance for purposes of the Company's compensation program has historically been measured by a combination of (1) the increase in the book value of the Company's stock, through the use of BVAs, and (2) the increase in market value of a share of the Company's stock through the use of SARs and, beginning in 1999, through the use of Options which replaced SARs (collectively, the "Program"). The BVAs and Options granted for 2001 were determined by dividing the base compensation of each officer by the Company's book value of $23.16 at December 31, 2000. The number of BVAs was then weighted by a factor of two. The number of Options was weighted by a factor ranging from two to twelve, based on an officer's relative level of responsibility and potential to affect the Company's overall performance under a formula determined by the Compensation Committee.

     The Committee reviews and determines the targeted minimum increase in book value and market value for purposes of the Program. Awards made under the Program in 2001, under the book value portion of the calculation, provide that no incentive compensation will be payable unless the book value of the Company's Common Stock at December 31, 2003, plus the value of dividends paid on the Common Stock between that date and December 31, 2000, exceeds $29.99, which represents an approximately 29.5% increase from the Company's book value per share of $23.16 at December 31, 2000. Increases or decreases in book value per share related to changes in the market value of bonds and preferred stocks, on an after-tax basis, are excluded from this calculation. Changes in the value of common stocks, including preferred stock mutual funds, on an after-tax basis, are included in this calculation. For the BVAs granted in 2000 and 1999, the targeted compounded annual growth rate was also 9.0%, or 29.5% for the three-year period. In 2001, the Committee continued to recommend the 9.0% growth rate to the Board of Directors as being in line with the Massachusetts insurance marketplace.

     Under the market value portion of the Program, incentive compensation will be realizable by the officers under the stock options only if and to the extent that the market price of the Company's common stock, at the time of exercise, exceeds the exercise price of $30.80. Options granted in 1999, 2000 and 2001 become exercisable on April 30, 2002, April 5, 2003 and April 6, 2004, respectively, and terminate after the close of business on May 1, 2007, April 6, 2008 and April 7, 2009, respectively. The exercise price ($30.80) of the options granted in 2001 was the closing market price for a share of the Company's Common Stock on April 6, 2001 (the Grant
Date). Exercise prices of the options granted in 1999 and 2000 of $32.81 and $31.59, respectively represent an approximately 15.8% increase from $28.34 and $27.29, respectively, the average of the daily high and low market prices for the Common Stock for the three-month period ended March 31, 1999 and 2000, respectively. The minimum growth in the market value of Common Stock required for the 1999 and 2000 Options to attain the initial exercise price equates to a compounded annual rate of growth of 5.0% for three years from the $28.34 and $27.29 average daily high and low price for the three months ended March 31, 1999 and 2000, respectively. The stock options granted in 1999, 2000 and 2001 were intended to qualify as incentive stock options to the maximum extent permissible under the Internal Revenue Code. No advance payments of incentive compensation are contemplated in the BVA Program.

     The Company maintains an Employee Stock Ownership Plan and a 401(k) Plan. See "Executive Compensation and Other Transactions".

     The base salary for each officer, other than the chief executive officer, is recommended by the Company's management and reviewed and approved by the Committee. The 2001 base salaries for the Company's executive officers, other than the chief executive officer, increased on average approximately 11.0% from 2000 base salaries. These increases were intended to reflect increases in the cost of living, job performance during 2000, and base salary as compared to similar positions in the industry, all considered in the context of the officers' total compensation. The Committee established the chief executive officer's base salary for 2001, an approximate 9.0% increase, after taking into account increases in the cost of living and the chief executive officer's job performance during 2000, considered in the context of the Chief Executive Officer's total compensation. Company management and the Committee review industry salary surveys when establishing base salaries for all officers. As part of the review of industry salary information, the Compensation Committee believed it appropriate to increase base salaries for 2001 as noted above.

     The Committee will continue during 2002 to carefully consider officer compensation, and the components thereof, in relation to the Company's performance compared to that of industry performance levels for comparable companies and the performance history of the Company itself.



                                    Respectively submitted,




                                Joseph A. Borski, Jr., Chairman
                                Normand R. Marois

                         COMMON STOCK PERFORMANCE

     The graph below compares the cumulative total stockholder return on the shares of Common Stock of the Company for the last five years with the cumulative total return of the New York Stock Exchange Index and a group of six peer property and casualty insurance companies. The peer group consists of Baldwin & Lyons, Inc., W.R. Berkley, Mercury General Corporation, Progressive Insurance Group, Selective Insurance Group, Inc. and Twenty First Century Insurance Group.


COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                AMONG THE COMMERCE
GROUP, INC., PROPERTY AND CASUALTY INSURANCE PEER GROUP AND
         THE NEW YORK STOCK EXCHANGE INDEX.



     The line graph, appearing on Page 16, compares the yearly percentage change in the Company's cumulative total shareholder return on common stock with that of a group of six peer property and casualty insurance companies and with the broad equity market index where the Company's Common Stock is traded. The X-axis lists the "measurement period" of the last five fiscal years beginning with December 31, 1996 and ending with December 31, 2001. The Y-axis lists the dollar values starting with $100 and ending with $320 representing cumulative total return. The information in the subsequent paragraph is the data plotted within the graph.



                                12/31/96  12/31/97  12/31/98  12/31/99  12/31/00  12/31/01
The Commerce Group, Inc.          $100      $134      $151      $116      $126      $181
Property and Casualty Peer
  Group                           $100      $174      $201      $102      $152      $196
New York Stock Exchange Index     $100      $132      $157      $171      $176      $160

     This line graph assumes an investment of $100 in the Company's Common Stock, the New York Stock Exchange Index and the group of six peer property and casualty insurance companies on December 31, 1996 and reinvestment of all dividends.

       DESCRIPTION OF AMENDED AND RESTATED INCENTIVE COMPENSATION PLAN

                            (See Appendix A)

Introduction

     The Company's Board of Directors (the "Board") is seeking stockholder approval of an Amended and Restated Incentive Compensation Plan (the "Amended Plan"), a copy of which is included as Appendix A to this Proxy Statement. The description of the Amended Plan set forth below is qualified in its entirety by reference to Appendix A.

     The Board and stockholders approved the original Management Incentive Plan (the "Original Plan") in 1994.

     On February 15, 2002, the Board unanimously authorized the Compensation Committee to approve an Amended Plan, subject to stockholder approval. Like the Original Plan, the primary purposes of the Amended Plan are to enhance the ability of the Company to attract, retain and motivate employees and other persons providing services to the Company, and to provide incentives for such persons to contribute significantly to the long-term performance and growth of the Company. The Amended Plan, like the Original Plan, provides for awards in the form of stock options, book value awards (or BVAs), stock appreciation rights (or SARs), restricted stock, and performance stock units, although through the date of this Proxy Statement, awards under the Original Plan have consisted solely of stock options, BVAs and SARs.

Reasons for Amendment and Restatement of the Original Plan

     The primary reason for the Board to recommend that the stockholders approve the Amended Plan is to increase the number of shares of Common Stock that may be awarded under the Original Plan. The Original Plan now provides for the award of up to 2,500,000 shares of Common Stock. As of the date of this Proxy Statement no shares of Common Stock had been issued under the Original Plan, and there were outstanding stock options covering 2,442,356 shares of Common Stock, leaving up to 57,644 shares of Common Stock available for additional awards under the Original Plan. If the stockholders approve the Amended Plan, an additional 2,500,000 shares of Common Stock will be available for issuance under the Amended Plan, resulting in a total of 5,000,000 shares of Common Stock that may be issued under the Amended Plan.

   Stockholder approval of the Amended Plan will also:

   a) extend the duration of the Original Plan to May 16, 2012 from May 20, 2004; and

   b) implement various other changes that are intended to increase the flexibility of the Board and the Compensation Committee of the Board (the "Committee") to grant and administer awards under the Amended Plan consistent with current compensation practices of comparable companies.

     The Board believes that the adoption of the Amended Plan will enable the Company to continue to provide an effective source of incentives to reward and attract senior management employees, officers, directors and other persons providing service to the Company and its Affiliated Companies officers (as defined below) with a flexible program of stock-based awards that can be adapted, in the Committee's discretion, to meet the varying business needs of those companies.

Summary of Amended Plan

     Eligible Participants. All directors, officers, and other senior management employees of the Company or any of its Affiliated Companies would be eligible to participate in the Amended Plan, at the sole discretion of the Committee. The term "Affiliated Company" means any corporation, limited liability company, partnership or other entity which, directly or indirectly, is controlled by, controls, or is under common control with the Company and includes all of the Company's current subsidiaries. As of the date of this Proxy Statement, 13 non-employee directors, 10 executive officers, and 21 non-executive employees of the Company would be eligible to participate in the Amended Plan. The number of employees selected to receive awards may vary from year to year.

     Awards. Like the Original Plan, the Amended Plan provides for the issuance of stock options, book value awards, stock appreciation rights, restricted stock, and performance stock units. Stock options may include options that qualify for special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") referred to as "Incentive Stock Options" or "ISOs" - and options that do not qualify for such special treatment that are referred to as "Non-Qualified Options" (and collectively with ISOs, "options"). See "Certain United States Federal Income Tax Consequences" below. The Amended Plan expressly authorizes the Committee to grant reload options, which are described separately below. The exercise price per share of Common Stock purchasable under an ISO may not be less than 100% of the fair market value of the Common Stock on the date of the award. The exercise price of a Non-Qualified Option may be greater than, equal to or less than the fair market value of the Common Stock on the date of the award.

     Plan Administration. Awards under the Amended Plan will generally be granted by the Committee. If necessary in order for any award to an executive officer of the Company to be exempt under SEC Rule 16b-3 or
Section 162(m) of the Code, the Board expects that the administration of the Amended Plan with respect to those awards will be managed by a subcommittee that is composed solely of two or more non-employee directors who satisfy the criteria both for a "non-employee director" as that term is defined in Rule 16b-3 and an "outside director" within the meaning of
Section 162(m). See "Section 162(m) Limitations On Deductibility Of Executive Compensation" below.

     Committee Authority. As with the Original Plan, the Committee will have the authority, in its discretion, to determine when awards under the Amended Plan will be granted, to select the persons to whom awards will be made, and to determine the type and size of each award, the exercise price for each award, the fair market value of the Common Stock and all other provisions relating to payment of the exercise price and exercisability of options, BVAs and SARs, the terms and conditions for vesting, cancellation and forfeiture of awards, and the other features applicable to each award or type of award granted under the Amended Plan. The Committee will also have the authority to modify, waive, extend or accelerate the terms and conditions for vesting, exercisability, cancellation and forfeiture of awards, to modify or cancel awards, and to determine whether the Common Stock issued pursuant to awards should be restricted in any manner, and the nature, terms and conditions of any such restrictions.

     The Committee may grant any award alone, in addition to or in relation to any other award. The terms of each award need not be identical, and the Committee need not treat participants uniformly. Except as otherwise provided by the Amended Plan or a particular award, any determination with respect to an award may be made by the Committee at the time of award or at any time thereafter. Other than possibly with respect to an award of restricted stock, or as otherwise provided by a particular award, the recipient of an award will not be obligated to make any payment to the Company or any of its Affiliated Companies in exchange for such award. The Committee shall determine whether awards are settled in whole or in part in cash, Common Stock, other securities of the Company, awards or other property.

     The Amended Plan expressly provides that no eligible participant shall have any claim or right to be granted an award, and the grant of an award shall not be construed as giving a participant the right to be retained in the employ of the Company or an Affiliated Company, or the right to continue to provide services to the Company or an Affiliated Company, or the right to continued employment in any particular position or at any particular rate of compensation. Unless otherwise determined by the Committee or expressly required by applicable law or the terms of a benefit plan or severance program of the Company or an Affiliated Company, awards received by participants under the Amended Plan shall not be deemed a part of a participant's regular, recurring compensation for purposes of calculating payments or benefits from any such benefit plan or severance program of the Company or an Affiliated Company.

     Shares Available For Issuance. Up to 5,000,000 shares of Common Stock could be issued to participants under the Amended Plan. The market price of the Common Stock on March 22, 2002, the record date, was $39.00.

     If an award is forfeited, canceled, terminated or expires prior to the issuance of shares to the Participant, the shares of Common Stock not issued pursuant to such award will be available for future grants under the Amended Plan. Previously owned shares that are tendered by a Participant to pay the exercise price of an award and shares used to pay withholding taxes will also not be counted towards the maximum number of shares available for issuance under the Amended Plan. In addition, the maximum number of shares potentially outstanding under the Amended Plan will not be affected by the payment in cash of dividends or dividend equivalents in connection with any outstanding award, the settlement of any stock denominated award in cash, or the granting of a stock denominated award which by its terms may be settled only in cash.
18

     Reload Options. Under the Amended Plan, the Committee will specifically be authorized to grant options with a so-called "reload" feature. A reload option gives the participant the right to purchase a number of shares of Common Stock equal to the number of shares of Common Stock surrendered to pay the exercise price and used to pay the withholding taxes applicable to an option exercise. Reload options do not increase the net equity position of a participant. Their purpose is to facilitate continued stock ownership in the Company by participants. A reload option may be either an ISO or a Non-Qualified Option and will be granted subject to such terms, conditions, restrictions and limitations as the Committee may determine.

     Change in Control. Upon a "Change in Control," as defined in the Amended Plan or otherwise specified from time to time by the Committee, the Committee may, in its discretion, accelerate, purchase, adjust or modify awards or cause the awards to be assumed by the surviving corporation in a corporate transaction.

     Transferability. Unless otherwise determined by the Committee, any award shall be exercisable during a participant's lifetime only by the participant, and an Award shall not in any event be transferable without the Committee's permission except in case of the death of the Participant or by will or the laws of descent and distribution. The Committee may permit (on such terms, conditions and limitations as it shall establish) any Non-Qualified Option (including a reload option) or any share issued in connection with an option exercise that is subject to restrictions on transferability, to be transferred to a member of a participant's immediate family or to a trust or similar vehicle for the benefit of a participant's immediate family members. Except to the extent required by law, no award or interest of any participant shall be subject to any lien, levy, attachment, pledge, obligation, liability or bankruptcy of a participant.

     Maximum Number of Shares Granted to any "Covered Employee." Under the Amended Plan, the aggregate number of shares of Common Stock that may be granted pursuant to options and SARs (including reload options) to any person who is a "Covered Employee" for purposes of Section 162(m) of the Code (described below) may not exceed 1,500,000 shares during any three calendar years (the "Maximum Allocation"). The Original Plan provided that not more than 500,000 shares could have been granted to any Covered Employee during a single calendar year. The Covered Employees are the Company's chief executive officer and the four next most highly compensated officers. The Maximum Allocation will also apply to any other award to a Covered Employee that is intended to be "performance-based compensation" (as that term is used for purposes of Section 162(m) of the Code), including without limitation stock unit awards, restricted stock awards, and similar stock-based awards, as well as any type of Award under which the benefit is measured in whole or in part by reference to a number of Shares, such as a Book Value Award.

     Adjustments. The maximum number of shares available for issuance under the Amended Plan, the Maximum Allocation, the maximum number of shares which may be granted as ISOs, the number of shares of Common Stock covered by outstanding awards and the exercise price applicable to outstanding options and SARs may be adjusted by the Committee, if the Committee determines that any stock split, stock dividend, distribution, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event equitably requires such an adjustment. The Committee also has the discretion to amend any outstanding award for the sole purpose of reducing the exercise price thereunder.

     Amendment and Termination of the Amended Plan. Awards may not be made under the Amended Plan after May 16, 2012, but awards outstanding at such date may extend beyond that date. The number of shares of Common Stock issuable pursuant to the Amended Plan may not be changed except by approval of the stockholders or by adjustment in the event of corporate reorganization or recapitalization or other dilutive event affecting the Common Stock. The Board may otherwise further amend the Amended Plan from time to time or terminate the Amended Plan in its entirety, provided that no amendment may be made without stockholder approval if such approval is necessary to comply with an applicable tax or regulatory requirement, including any requirement for exemptive relief under Section 16(b) of the Securities Exchange Act of 1934 or Section 162(m) of the Code.

     New Plan Benefits and Potential 2002 Awards. It is not possible for the Company to determine at this time who among the eligible Amended Plan participants will actually receive the grant of awards, because awards are to be granted from time to time by the Committee to those participants whom the Committee determines in its discretion should receive awards, and because the membership of the Committee will likely change from time to time.

     As of the date of this Proxy Statement, the Committee has not granted any award under the Amended Plan. During the past several years, the Committee has typically granted awards in April. The Board expects that the Committee will grant Options and BVAs after the Annual Meeting, which awards would be contingent upon stockholder approval of the Amended Plan. There is, however, no current agreement or understanding between the Committee and any officer or director with respect to any such award.

Certain United States Federal Income Tax Consequences

     The following is a brief summary of the principal United States Federal income tax consequences of awards and related transactions under the Amended Plan, based on current United States Federal income tax laws. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences.

     Incentive Stock Options ("ISOs"). No taxable income is realized by a participant upon the grant or exercise of an ISO. If shares of Common Stock are issued to a participant pursuant to the exercise of an ISO and if no disqualifying disposition of such shares is made by such participant within two years after the date of grant or within one year after the receipt of such shares by such participant, then (1) upon the sale of such shares, any amount realized in excess of the option exercise price will be taxed to such participant as a long-term capital gain and (2) no deduction will be allowed to the Company.

     The exercise of an ISO will give rise to an item of tax preference that may result in alternative minimum tax liability for the participant. The excess, if any, of the fair market value of the shares of Common Stock at the time of an ISO exercise over the aggregate option exercise price (the "Spread") generally constitutes a preference item in determining alternative minimum taxable income for the purpose of the alternative minimum tax. Alternative minimum taxable income in excess of the taxpayer's exemption amount is subject to the alternative minimum tax, which is imposed at graduated rates of up to 28% on individuals and is payable to the extent it exceeds regular income tax. The payment of any alternative minimum tax will not increase the optionee's basis for the shares acquired for regular income tax purposes.

     If shares of Common Stock received upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, such disposition would be a "disqualifying disposition," and generally (1) the participant will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise (or, if less, the amount realized on the disposition of the shares) over the ISO exercise price thereof, and (2) the Company will be entitled to deduct such amount. Any other gain realized by the participant on such disposition will be taxed as short-term or long-term capital gain, and will not result in any deduction to the Company.

     Subject to certain exceptions for disability or death, an ISO generally will not be eligible for the Federal income tax treatment described above if it is exercised more than three months following a termination of employment.

     Non-Qualified Options. No taxable income is realized by a participant upon the grant of a Non-Qualified Option (including a reload option). Upon the exercise of a Non-Qualified Option, the participant will recognize ordinary compensation income in an amount equal to the Spread. Income and payroll taxes are required to be withheld by the participant's employer on the amount of ordinary income resulting to the participant from the exercise of a Non-Qualified Option. The amount of the Spread generally is deductible by the participant's employer for Federal income tax purposes, subject to the possible limitations on deductibility of compensation paid to certain executives pursuant to Section 162(m) of the Code (see "Section 162(m) Limitations On Deductibility Of Executive Compensation" below). The participant's tax basis in shares of Common Stock acquired by exercise of a Non-Qualified Option will be equal to the exercise price plus the amount taxable as ordinary income to the participant as a consequence of such exercise.

     Upon a sale of the shares of Common Stock received by the participant upon exercise of the option, any gain or loss will generally be treated for Federal income tax purposes as long-term or short-term capital gain or loss, depending upon the holding period of such stock. The participant's holding period for shares acquired pursuant to the exercise of a Non-Qualified Option begins on the date of exercise of such option.

     Stock Appreciation Rights. Upon the exercise of a SAR, the participant will recognize compensation income in an amount equal to the cash received plus the fair market
20
value of the Common Stock received upon exercise. The participant's tax basis in the shares of Common Stock received upon exercise will be equal to the compensation income recognized with respect to the Common Stock, and the holding period for such shares begins on the exercise date. Income and payroll taxes are required to be withheld on the amount of compensation attributable to the exercise of the SAR, whether the income is paid in cash or shares. Upon the exercise of a SAR, the participant's employer will generally be entitled to a deduction in the amount of the compensation income recognized by the participant.

     Restricted Stock. A recipient of Restricted Stock generally will be subject to tax at ordinary income rates on the fair market value of the Common Stock at the time the Common Stock is no longer subject to forfeiture, minus any amount paid for such stock. A recipient who makes an election under Section 83(b) of the Code within 30 days of the date of issuance of the Restricted Stock, however, will realize ordinary income on the date of issuance equal to the fair market value of the shares of Restricted Stock at that time (measured as if the shares were unrestricted and could be sold immediately), minus any amount paid for such stock. If such an election is made, no taxable income will be realized when the shares subject to that election are no longer subject to forfeiture. If the shares subject to such election are forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited shares, except that the amount, if any, actually paid for the shares and not repaid by the Company will be a capital loss. Upon sale of the shares after the forfeiture period has expired, the holding period to determine whether the recipient has long-term or short-term capital gain or loss begins when the restriction period expires (or upon earlier issuance of the shares, if the recipient elected immediate recognition of income under Section 83(b) of the Code).

     Section 162(m) Limitations On Deductibility Of Executive Compensation. Approval of the Amended Plan will also constitute approval of options and SARs for purposes of Section 162(m) of the Code. With certain exceptions,
Section 162(m) of the Code limits the deduction to either the Company or the participant's employer, as applicable, for compensation paid to a Covered Employee in excess of $1 million per executive per taxable year. The deduction limit does not apply, however, to "qualified performance-based compensation" (within the meaning of Section 162(m) of the Code). Compensation to be paid to the Covered Employees under the Amended Plan is intended to be qualified performance-based compensation.

     Based upon regulations issued by the Internal Revenue Service, compensation attributable to an option or SAR is deemed to constitute qualified performance-based compensation if, among other things, (1) the award is made by a committee comprised solely of non-employee directors,
(2) the Amended Plan states the maximum number of shares with respect to which options and SARs may be granted during a specified period to any employee, and (3) the Amended Plan is approved by stockholders after adequate disclosure, including a general description of the class of eligible employees and, in the case of the Amended Plan, a description of the formula used to calculate the compensation to be paid if the performance goal is attained or the maximum amount of compensation that could be paid to any employee during a specified period.

     The formula to calculate the maximum amount of compensation that could be attributed to options or SARs granted to any Covered Employee is equal to 1,500,000 (which is the maximum number of shares of Common Stock or equivalent units that may be awarded to any Covered Employee during any three calendar years) multiplied by the difference between the fair market value of the Common Stock at the date of grant (which is the minimum exercise price permitted under the Amended Plan for awards to Covered Employees) and the fair market value of the Common Stock on the date of exercise. The formula to calculate the maximum amount of compensation that could be attributed to Book Value Awards is equal to 1,500,000 (which is the maximum number of shares of Common Stock that may be referenced by such awards to any Covered Employee during any three calendar years) multiplied by the difference between the book value of the Common Stock at the date of grant and the book value of the Common Stock on the date the value of the Book Value Award is determined.

     The Company believes that options, SARs and BVAs granted under the Amended Plan will constitute qualified performance-based compensation if the stockholders approve the Amended Plan at the Annual Meeting.

Recommendation of the Board

     The Board unanimously recommends that stockholders vote for the approval of the Amended Plan.

     Assuming the presence of a quorum, the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock present and entitled to vote on this item at
21
the Annual Meeting is required to approve the adoption of the Amended Plan. An abstention or a broker non-vote will have the effect of a vote against the Amended Plan, unless holders of a majority of the Common Stock entitled to vote on the proposal in fact cast votes, in person or by proxy, with respect to that proposal, in which event neither an abstention nor a broker non-vote will have any effect on the result of the vote.

                      CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          The immediate family of Raymond J. Lauring, a director of the Company, owns more than a 10% equity interest in Lauring Construction Company. Mr. Lauring has no ownership interest in Lauring Construction Company. During 2001, Lauring Construction Company provided construction and construction management services in connection with a contract for the estimated $13 million renovation of a 160,000 square foot building purchased by the Company. Terms of the contract provide for a fixed fee of $650,000 for supervision and management of the project over the term of the contract. There were no payments made on the supervision or management services portion of the contract in 2001. Payments to Lauring Construction Company in 2001 for actual materials used and construction work performed on this project were $405,000 and payments for other work unrelated to the project were $31,000.

     Arthur J. Remillard, Jr. spends considerable time in Boston, Massachusetts in furtherance of the Company's business interests and, because of this, the Company provides office and part-time living accommodations to him at a condominium owned by the Company in Boston and the use, for business purposes, of an automobile owned by the Company. The Company believes the non-business connected economic benefit (if any) to Mr. Remillard, Jr. to be minimal.

                                   INDEPENDENT AUDITORS

     Fees for services performed by the Company's independent auditors, Ernst & Young LLP, for the fiscal year ended December 31, 2001, were $254,000 and were for the following services:
                              Audit fees            $159,000
                              All other fees          95,000
                              Total                 $254,000

     "All other fees" represent charges for state mandated audits of subsidiaries and audits of Company sponsored retirement plans. There were no services performed by Ernst & Young LLP during 2001 that would be considered financial information design and implementation fees. The Audit Committee considered the amount of fees charged by Ernst & Young LLP not specifically related to the audit of the Company's consolidated financial statements, and determined that amount is compatible with maintaining their independence. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. As they have in the past several years, the Directors have not voted an independent auditor for 2002 as of the date of this Proxy Statement. Management anticipates that the Directors will consider the selection of an independent auditor for the 2002 fiscal year at the first meeting of the Board of Directors following the Annual Meeting.

                                      OTHER BUSINESS

     The Proxy confers discretionary authority with respect to any other business, which may come before the Annual Meeting. The Board knows of no other matters to be presented at the Annual Meeting. The persons named in the Proxy will vote according to their best judgment if any matter not included in this Proxy Statement does properly come before the Annual Meeting.

                                    STOCKHOLDER PROPOSALS

     Any stockholder proposal intended to be presented at the 2003 Annual Meeting must be received at the Company's principal office by December 13, 2002 for consideration of inclusion in the Proxy Statement and form of Proxy related to that Meeting. The proposal must comply in all respects with the rules and regulations of the Securities and Exchange Commission. Proxies solicited by the Board for the 2003 Annual Meeting will confer discretionary authority to vote on any matter to come before the Annual Meeting with respect to which the Company does not receive notice prior to February 25, 2003.
22

                                APPENDIX A
                         THE COMMERCE GROUP, INC.
            AMENDED AND RESTATED INCENTIVE COMPENSATION PLAN
             (As Amended and Restated Through May 17, 2002)

Section 1.     Purpose and Duration
     1.1 Purposes. The purposes of this Amended and Restated Incentive Compensation Plan (the "Amended Plan") of The Commerce Group, Inc. (the "Company") are to (1) enhance the ability of the Company and its present and future Affiliated Companies (as defined below) to attract, retain and motivate employees and other persons providing services to such companies, and (2) provide incentives for such persons to contribute significantly to the long-term performance and growth of the Company and its Affiliated Companies.

     1.2 Effective Date. Subject to the approval of the Amended Plan by the stockholders of the Company, the Amended Plan is effective as of May 17, 2002 (the "Effective Date").

     1.3 Expiration Date. The Amended Plan shall expire one day less than ten years from the Effective Date. In no event shall any Award (as defined below) be made under the Amended Plan after such expiration date (except for Awards granted pursuant to commitments entered into prior to such expiration date). Awards granted prior to such expiration date may extend beyond such date.


Section 2.  Definitions
     As used in the Amended Plan:
     "Affiliated Company" means any corporation, limited liability company, partnership or other entity, which, directly or indirectly, controls, is controlled by, or is under common control with the Company, including any Subsidiary of the Company.

     "Award" means any Option, Stock Appreciation Right, Book Value Award, Performance Stock Unit, Restricted Stock or Stock Unit awarded under the Amended Plan.

     "Award Agreement" means a writing specified in Section 13.2.

     "Board" means the Board of Directors of the Company.

     "Book Value" means the book value of the Company determined in accordance with accounting principles generally accepted in the United States consistently applied, provided that the Committee in its sole discretion may include in Book Value for purposes of the Amended Plan the amount of any dividend paid on the Common Stock during the Performance Cycle. In the event of any dispute as to Book Value, the Committee may elect, in its sole discretion, to refer the matter to the Company's independent auditors whose determination shall be final and binding.

    "Book Value Award" means an Award to a Participant under
     Section 8 hereof.

     "Change in Control" means a reorganization, merger or consolidation of the Company, sale or other disposition of all or substantially all of the assets of the Company, liquidation, dissolution or similar transaction (each a "Business Combination") that the Committee determines, either at the time of or after the grant of an Award, constitutes a Change in Control of the Company for purposes of the Amended Plan. Unless the Committee otherwise determines, a "Change in Control" shall be deemed to have occurred if:
1 Formerly known as The Commerce Group, Inc. Management Incentive Plan, first adopted in 1994.

     (1) holders of a majority of the outstanding shares of Common Stock shall sell, in a single or related series of transactions, a majority of the outstanding shares of Common Stock to a person or entity, or a group of related persons or entities; or

     (2) the Company engages in a Business Combination, unless immediately following the consummation of such Business Combination both of the following conditions are satisfied: (i) persons who held a majority of the outstanding shares of Common Stock immediately prior to such Business Combination hold a majority of the outstanding shares of common stock of the entity resulting from such Business Combination (the "Resulting Entity"), and (ii) at least one-half (1/2) of the members of the board of directors of the Resulting Entity are persons who were Incumbent Directors immediately prior to the consummation of the Business Combination (or persons whom a majority of the then Incumbent Directors have designated to serve on the Resulting Entity board of directors); or

     (3) any person (including any entity or a group of persons and/or entities acting in concert) acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than twenty-five percent (25.0%) of the combined voting power (calculated as provided in Rule 13d-3 in the case of rights to acquire securities) of the then outstanding voting securities of the Company; provided, however, that for purposes of this clause, the following acquisitions shall not constitute a Change in Control: (x) any acquisition directly from the Company, and (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company; or

     (4) if a tender offer (for which a filing has been made with the SEC which purports to comply with the requirements of Section 14(d) of the Exchange Act and the corresponding SEC rules) is made for the stock of the Company and the person (including any entity or group of persons and/or entities acting in concert) making the tender offer could own, by the terms of the offer plus any shares owned by such person, stock constituting a majority of the total voting power of the Company's outstanding voting securities immediately following the consummation of such tender offer, in which case the Change in Control will be deemed to have occurred three (3) business days before the tender offer is to terminate unless the offer is first withdrawn; or

     (5) Incumbent Directors cease for any reason to constitute at least a majority of the Board; or

     (6) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" means the Compensation Committee of the Board or such other committee that the Board may appoint to administer the Amended Plan in accordance with Section 3.

     "Company" means The Commerce Group, Inc., and any successor to such corporation.

     "Common Stock" means the common stock of the Company, $.50 par value per Share, or any successor security.

     "Covered Employee" means "covered employee" as such term is defined in
Section 162(m).

     "Effective Date" means the date specified in Section 1.2.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" means (1) with respect to Shares, the fair market value thereof as of the relevant date, as determined in accordance with a valuation methodology approved by the Committee in good faith but in no event less than, in the case of newly issued stock, the par value per Share, or (2) with respect to any other property, the fair market value as determined by the Committee in good faith or in the manner established by the Committee from time to time.

     "Grant Date" means the effective date of an Award as specified by the Committee and set forth in the applicable Award Agreement.

     "Incentive Stock Option" means an option to purchase Shares awarded to a Participant under the Amended Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision, which Option may also constitute a Reload Option.

     "Incumbent Director" means any individual who, as of the Effective Date, was a member of the Board and any individual who becomes a director subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the then Incumbent Directors, but shall not include any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in SEC Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

     "Non-Qualified Stock Option" means an option to purchase Shares awarded to a Participant under the Amended Plan that is not intended to be an Incentive Stock Option and may also constitute a Reload Option.

     "Option" means an Incentive Stock Option or a Non-Qualified Stock Option, either of which may also constitute a Reload Option.

     "Outside Director" means a member of the Board who is both an "outside director" within the meaning of Section 162(m) and a "non-employee director" as that term is defined in Rule 16b-3.

     "Parent" means a "parent corporation" of the Company as that term is defined in Section 424 of the Code.

     "Participant" means a person selected by the Committee to receive an Award under the Amended Plan, and his or her permitted transferee.

     "Performance Cycle" means the period of time selected by the Committee during which performance or Book Value is measured for the purpose of determining the extent to which an Award has been earned, the value of such Award or both.

     "Performance Stock Unit" means Shares awarded to a Participant under
Section 9 hereof.

     "Reload Option" means an Option granted under Section 6.7.

     "Restricted Period" means the period of time selected by the Committee during which an award of Restricted Stock may be forfeited to the Company.

     "Restricted Stock" means Shares awarded to a Participant under Section 10 hereof which are subject to forfeiture.

     "Rule 16b-3" means Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, as such rule may be amended from time to time, or any successor provision.

     "SEC" means the United States Securities and Exchange Commission.

     "Section 16 Person" means a Participant who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

     "Section 162(m)" means Section 162(m) of the Code including the regulations (final, temporary or, in the discretion of the Committee, proposed) promulgated thereunder, or any successor provision.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Shares" means shares of Common Stock.

     "Stock Appreciation Right" or "SAR" means a right awarded to a Participant under Section 7 hereof.

     "Stock Unit" or "Unit" means a Share or a unit that is valued in whole or in part by reference to, or otherwise based on, the Book Value, Fair Market Value or other value of a Share awarded to a Participant under the Amended Plan.

     "Subsidiary" means a "subsidiary corporation" as that term is defined in Section 424 of the Code.

Section 3.  Administration
     3.1 The Committee. The Amended Plan shall be administered by the Committee; provided, however, that the Board shall at all times retain the authority to limit, suspend or repeal any or all of the Committee's power under the Amended Plan, either generally or in one or more specific instances but in any case only on a prospective basis. The Committee, in its discretion, may delegate some or all of its powers with respect to the Amended Plan to a subcommittee thereof, in which event applicable references to the Committee shall refer to such subcommittee. In the event there is no Committee or the Board has suspended or repealed the Committee's authority, the applicable references in the Amended Plan to the Committee shall be deemed to refer to the Board.

     3.2  Administration for Certain Classes of Participants.

     3.2.1 Section 16 Persons. To the extent required or desirable in order for Awards to be exempt under Rule 16b-3, the administration of the Amended Plan with respect to Section 16 Persons shall be managed either by
(1) the Board or (2) the Committee (or a subcommittee thereof) that either is composed solely of two or more Outside Directors or, following the abstention or recusal of all members who are not Outside Directors, is composed solely of two or more Outside Directors.

     3.2.2 Covered Employees. To the extent required or desirable in order for Awards to be exempt under Section 162(m), the administration of the Amended Plan with respect to Covered Employees shall be managed by the Committee (or a subcommittee thereof) that is composed solely of two or more Outside Directors.

     3.3 Authority of the Committee. The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Amended Plan as it shall consider advisable from time to time, to interpret the provisions of the Amended Plan and any Award and to decide all disputes arising in connection with the Amended Plan; provided, however, that the Board shall at all times retain the authority to alter, suspend or repeal, either generally or in one or more specific instances but in any case only on a prospective basis, any or all of the administrative rules, guidelines, practices, decisions and interpretations the Committee may adopt pursuant to this Section. Unless altered, suspended or repealed by the Board, the Committee's decisions and interpretations shall be final, binding and conclusive on all parties concerned, including the Company, its stockholders, Affiliated Companies, and Participants.

Section 4.  Eligibility
     The persons eligible to receive Awards under the Amended Plan shall be all directors (including Non-Employee Directors), officers and senior management employees of the Company or any of its Affiliated Companies. An Award may be granted to any such person, in connection with hiring, retention or otherwise, prior to the date the employee first performs services for the Company or any Affiliated Company, provided that no such Award shall become exercisable prior to the date that such person first performs such services.

Section 5.  Shares Available for Issuance Under the Amended Plan
     5.1 Shares Issuable Under the Amended Plan. Subject to the following provisions of this Section 5, the aggregate number of Shares that may be issued to Participants pursuant to Awards granted under the Amended Plan shall not exceed five million (5,000,000) shares. Common Stock issued pursuant to Awards granted under the Amended Plan may be Shares that have been authorized but unissued, or have been previously issued and reacquired by the Company, or both.

     5.2 Shares Not Deemed Delivered Under the Amended Plan. To the extent one or more Shares covered by any Award are not delivered thereunder because the Award is cancelled or forfeited, has expired, or is settled in cash or because one or more Shares are deducted in connection with the satisfaction of the applicable tax withholding obligation, such Shares shall not be deemed to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Amended Plan as set forth in Section 5.1.

     5.3 Shares Used to Pay Exercise Price. If the exercise price of an Option is satisfied by surrendering previously owned Shares (whether surrender occurs by physical delivery or by attestation of ownership), only the net number of additional Shares then issued shall be deemed to be delivered upon that exercise for purposes of determining the maximum number of Shares available for delivery under the Amended Plan as set forth in
Section 5.1.

     5.4 Other Items Not Included in Amount of Shares Issued Under the Amended Plan. The maximum number of Shares that may be issued under the Amended Plan as set forth in Section 5.1 shall not be affected by (1) the payment in cash of dividends or dividend equivalents in connection with outstanding Awards, (2) the settlement of stock-denominated Awards in cash, or (3) the granting of stock-denominated Awards which by their terms may be settled only in cash.

     5.5     Section 162(m) Limits.

     (a) No Covered Employee may receive during any three (3) calendar year period Options (including Reload Options and Incentive Stock Options) and/or SARs covering more than one and one-half million (1,500,000) Shares in the aggregate.

     (b) For Stock Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards and Performance Share Awards that are intended to be "performance-based compensation" (as that term is used for purposes of Section 162(m)), no more than one and one-half million (1,500,000) Shares may be subject to such Awards granted to any one Covered Employee during any three (3) calendar-year period. If, after Shares have been earned, the delivery is deferred, any additional Shares attributable to dividends during the deferral period shall be disregarded.

     (c) For any type of Award not covered by either paragraph (a) or (b) of this Section, (1) under which the benefit is measured in whole or in part by reference to a number of Shares, including without limitation a Book Value Award, and (2) which is intended to be "performance-based compensation" (as that term is used for purposes of Section 162(m)), no Covered Employee shall receive any such Award if the receipt of such Award would result in that Covered Employee receiving during any three (3) calendar-year period one or more such Awards that are measured in whole or in part by reference to more than one and one-half million (1,500,000) Shares, in the aggregate. If, after amounts have been earned with respect to such Awards, the delivery of such amounts is deferred, any additional amounts attributable to earnings during the deferral period shall be disregarded.

Section 6.  Options

     6.1 Grant of Options. Subject to the terms and provisions of the Amended Plan, the Committee may award Options and determine the number of Shares to be covered by each Option, the exercise price therefor, the term of the Option, and any other term, condition or limitation applicable to the exercise of the Option. The Committee may grant Incentive Stock Options, Non-Qualified Stock Options or a combination thereof. The Committee may also grant Reload Options pursuant to Section 6.7.

     6.2 Exercise Price. The exercise price for each Option shall be determined by the Committee in its sole discretion and may be greater than, equal to or less than the Fair Market Value of the Common Stock on the Grant Date.

     6.3 Expiration. No Option may be exercised after the expiration of one day less than ten (10) years from the Grant Date; provided, however, that if an Incentive Stock Option is granted to a Participant who, together with persons whose stock ownership is attributed to the Participant pursuant to Section 424(d) of the Code, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Parent (if any) or any Subsidiary, such Incentive Stock Option may not be exercised after the expiration of the maximum period permitted under Section 422(c) of the Code (which, as of the Effective Date, was five (5) years from the Grant Date).

     6.4 Certain Additional Provisions for Incentive Stock Options. The following conditions shall apply to the grant of Incentive Stock Options, provided that any of the conditions in Sections 6.4.1, 6.4.2 and 6.4.3 shall not apply if the Committee determines with the advice of counsel that such condition is not required or desirable in order for an Incentive Stock Option Award to satisfy the requirements of Section 422 of the Code.

     6.4.1 Exercise Price. In the case of an Incentive Stock Option, the exercise price shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the Grant Date; provided, however, that if on the Grant Date the Participant (together with persons whose stock ownership is attributed to the Participant pursuant to Section 424(d) of the Code) owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company and Affiliated Companies (to the extent aggregated for purposes of Section 424 of the Code), the exercise price shall be not less than the exercise price required under Section 422(c) of the Code (which, as of the Effective Date, was one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the Grant Date).

     6.4.2 Exercisability. Subject to Section 13.3 and Section 13.7, the aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company, its Parent (if any) and any Subsidiary) shall not exceed the maximum amount permissible under Section 422(d) of the Code (which, as of the Effective Date, was $100,000).

     6.4.3 Eligibility. Incentive Stock Options may be granted only to persons who are employees (for purposes of Section 422 of the Code) of the Company, its Parent (if any) or any Subsidiary on the Grant Date.

     6.4.4 Compliance with Section 422 of the Code. The terms and conditions of Incentive Stock Options shall be subject to and comply with
Section 422 of the Code or any successor provision, and anything in the Amended Plan to the contrary notwithstanding, no term of the Amended Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted to the Committee under the Amended Plan be so exercised, so as to disqualify the Amended Plan or, without the consent of the Participant, any Incentive Stock Option granted under the Amended Plan, under Section 422 of the Code.

     6.4.5 Notice to Company of Disqualifying Disposition. Unless the Committee otherwise specifies at the time of an Award, each Award Agreement for an Incentive Stock Option shall provide that the Participant shall notify the Company in writing promptly after the Participant makes a Disqualifying Disposition of any Share received pursuant to the exercise of an Incentive Stock Option. The term "Disqualifying Disposition" means any disposition (including any sale) of Shares before the later of (a) two years after the Participant was granted the Incentive Stock Option under which the Participant acquired such Shares, or (b) one year after the Participant acquired the Shares by exercising the Incentive Stock Option.

     6.4.6 Substitute Options. Notwithstanding the provisions of Section 5.4, if the Company, its Parent (if any) or any Subsidiary consummates a transaction described in Section 424(a) of the Code (relating to the acquisition of property or stock from an unrelated corporation), the Committee may grant, to the extent permitted under the Code, one or more Incentive Stock Options in substitution for options granted by their former employer. The Committee, in its sole discretion and consistent with Section 424(a) of the Code, shall determine the exercise price of such substitute Options.

     6.5 Non-Qualified Stock Option Presumption. Any Option granted pursuant to the Amended Plan shall be presumed to be a Non-Qualified Stock Option unless expressly designated as an Incentive Stock Option in the applicable Award Agreement.

     6.6  Exercise of Option.

     6.6.1 Payment of Exercise Price. The Company shall have no obligation to deliver any Share pursuant to any exercise of an Option until payment in full of the exercise price therefor is received by the Company (including as described in Section 6.6.4).

     6.6.2 Manner of Payment. The payment of the exercise price may be made in whole or in part in cash or by certified or bank check (in United States currency) or as described in Section 6.6.4 or, to the extent specified in an Award Agreement or otherwise permitted by the Committee at the time of exercise, by delivery of a promissory note or Shares owned by the Participant valued at their Fair Market Value on the date of exercise, or such other lawful consideration as the Committee may determine, or any combination of the foregoing, as determined by the Committee.

     6.6.3 Delivery of Shares. Unless the Committee otherwise determines, a Participant may surrender Shares in satisfaction of the exercise price either by physically delivering one or more certificates evidencing Shares that the Participant has owned for at least six (6) months and that are freely transferable and not subject to any lien, claim or encumbrance, or by delivering an attestation of such ownership in form and substance acceptable to the Company, and in the case of an attestation, the number of Shares delivered by the Company upon exercise shall be reduced by the number deemed surrendered through such attestation. Without limiting the scope of the immediately preceding sentence, if the Committee expressly permits, pursuant to the relevant Award or otherwise, a Participant may elect to satisfy the payment of an Option exercise price by directing the Company to withhold, from the Shares otherwise issuable upon such exercise, a number of Shares having an aggregate Fair Market Value equal to such Option exercise price.

     6.6.4 Broker Facilitated Exercise. Unless the Committee otherwise determines, a Participant may elect to pay the exercise price upon the exercise of an Option by irrevocably directing a third party to sell Shares (or a sufficient portion of the Shares) acquired upon exercise of the Option and remit to the Company as promptly as practicable a sufficient portion of the sale proceeds to pay all or any portion of the exercise price and any tax withholding resulting from such exercise.

     6.7 Reload Options. If a Participant surrenders Shares (by delivery or attestation) to pay the exercise price of an Option, and/or arranges to have a portion of the Shares otherwise issuable upon exercise withheld or sold to pay the applicable withholding taxes, the Participant may receive, at the Committee's discretion, a new "Reload Option" equal to the sum of the number of Shares tendered to pay the exercise price and the number of Shares used to pay the withholding taxes. Reload Options may be any type of Option permitted under the Amended Plan and the Code and will be granted subject to such terms, conditions, restrictions and limitations as may be determined by the Committee, from time to time. Reload Options may also be granted in connection with the exercise of options granted under any other plan of the Company that the Committee may designate from time to time.

Section 7.  Stock Appreciation Rights
     7.1 Grant of SAR Awards. A Stock Appreciation Right (or "SAR") is an Award entitling the Participant to receive an amount in cash or Shares or a combination thereof having a value equal to (or if the Committee shall so specify in the Award Agreement, less than) the excess of the Fair Market Value of a Share on the date of exercise over the Fair Market Value of a Share on the Grant Date (or over the option exercise price, if the Stock

Appreciation Right was granted in tandem with an Option) multiplied by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised. Subject to the provisions of the Amended Plan, the Committee may award SARs in tandem with an Option (at or after the award of the Option), or alone and unrelated to an Option, and may determine in its sole discretion the terms and conditions applicable thereto, including the form of payment. An SAR granted in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem SAR is exercised. Subject to this Section 7.1 and to such rules as the Committee may, in its discretion and for any reason whatsoever, impose, an SAR granted in connection with an Option will be exercisable at such time or times, and only to the extent, that a related Option is exercisable, and shall not be transferable except to the extent that such related Option may be transferable.

     7.2 Cancellation of Options. Notwithstanding that an Option at the time of exercise shall not be accompanied by a related Stock Appreciation Right, if the market price of the Shares subject to such Option exceeds the exercise price of such Option at the time of its exercise, the Committee may, in its discretion, cancel such Option, in which event the Company shall pay to the person exercising such Option an amount equal to the difference between the Fair Market Value of the Common Stock to have been purchased pursuant to such exercise of such Option (determined on the date the Option is cancelled) and the aggregate consideration to have been paid by such person upon such exercise. Such payment shall be made by check, bank draft, or by surrendering one or more Shares having a Fair Market Value (determined on the date the payment is to be made) equal to the amount of such payments, or by any combination thereof, as determined by the Committee. The Committee may exercise its discretion under the first sentence of this Section 7.2 only in the event of a written request of the person exercising the Option, which request shall not be binding on the Company.

Section 8.  Book Value Awards

     8.1 Grant of Book Value Awards. A Book Value Award is an Award entitling the Participant to receive an amount in cash or Shares or a combination thereof having a value equal to (or if the Committee shall specify in the Award Agreement, less than) the excess of the Book Value of a Share on a date selected by the Committee over the Book Value of a Share on a previous date selected by the Committee multiplied by the number of Book Value Award Units granted. There may be more than one Performance Cycle in existence at any one time for Book Value Awards, and the duration of Performance Cycles may differ from each other.

     8.2 Performance Goal Adjustments. During any Performance Cycle, the Committee may adjust the performance goals for such Performance Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine, provided, however, that the Committee may specify at the time an Award is made that the performance goals applicable thereto may not be reduced during the term of the Award.

     8.3 Payment of Book Value Award. As soon as practicable after the end of a Performance Cycle, the Committee shall determine the value of the compensation to which the Participant is entitled on the basis of the terms of the Book Value Award. The payment value of a Book Value Award shall be distributed to the Participant as soon as practicable thereafter.

Section 9.  Performance Stock Units
     9.1 Grant of Stock Unit Awards. A Performance Stock Unit is an Award entitling the Participant to acquire one or more Shares upon the attainment of specified performance goals. Subject to the provisions of the Amended Plan, the Committee may award Performance Stock Units and determine the performance goals applicable to each such Award, the number of such Shares for each Performance Cycle, the duration of each Performance Cycle and all other limitations and conditions applicable to the awarded Performance Stock Units. There may be more than one Performance Cycle in existence at any one time, and the duration of Performance Cycles may differ from each other. The payment value of each Performance Stock Unit shall be equal to (or if the Committee shall specify in the Award Agreement, less than) the Fair Market Value of one Share on the date the Performance Stock Unit is earned or, in the discretion of the Committee, on the date the Committee determines that the Performance Stock Unit has been earned.

     9.2 Performance Goal Adjustments. During any Performance Cycle, the Committee may adjust the performance goals for such Performance Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine, provided, however, that the Committee may specify at the time an Award is made that the performance goals applicable thereto may not be reduced during the term of the Award.

     9.3 Payment of Performance Stock Unit Award. As soon as practicable after the end of a Performance Cycle, the Committee shall determine the number of Performance Stock Units which have been earned by the Participant on the basis of performance in relation to the established performance goals. The payment values of earned Performance Stock Units shall be distributed to the Participant as soon as practicable thereafter.

Section 10.  Restricted Stock
     10.1 Grant of Restricted Stock Awards. A Restricted Stock Award is an Award entitling the Participant to acquire Shares, subject to such conditions and restrictions, including, without limitation, a Company right during a specified period or periods to repurchase such Shares at their original purchase price (or to require forfeiture of such Shares) upon the Participant's termination of employment, as the Committee shall determine. Subject to the provisions of the Amended Plan, the Committee may award Shares of Restricted Stock and determine the purchase price (if any) therefor, the duration of the Restricted Period during which, and the conditions under which, the Shares may be forfeited to or repurchased by the Company and the other terms and conditions of such Awards. Shares of Restricted Stock may be issued for no cash consideration or such minimum consideration as may be required by applicable law.

     10.2 Restricted Period Requirements. Shares of Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated, margined or otherwise encumbered, except as permitted by the Committee, during the Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Committee may determine. Any certificate issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and, unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver such deposited certificate and stock power to the Participant.

     10.3 Rights of Holders of Restricted Stock. A Participant shall have all the rights of a stockholder with respect to the Restricted Stock including voting and dividend rights, subject to restrictions on transferability and Company repurchase or forfeiture rights described in the Amended Plan and subject to any other condition determined by the Committee and contained in the Award Agreement.

Section 11.  Stock Units
     11.1 Award of Stock Units. Subject to the provisions of the Amended Plan, the Committee may award Stock Units subject to such terms, restrictions, conditions, performance criteria, vesting requirements and payment rules as the Committee shall determine.

     11.2 Consideration. Shares awarded in connection with a Stock Unit may be issued for no cash consideration or such minimum consideration as may be required by applicable law.

Section 12.  Grant of Other Awards

     The Committee shall have the authority to specify the terms and provisions of other forms of equity-based or equity-related Awards not described above which the Committee determines to be consistent with the purposes of the Amended Plan and the interests of the Company, which Awards may provide for cash payments based in whole or in part on the value or future value of Shares, for the acquisition or future acquisition of Shares, or any combination thereof. Other Awards may also include cash payments (including the cash payment of dividend equivalents) under the Amended Plan which may be based on one or more criteria determined by the Committee that are unrelated to the value of the Shares and may be granted in tandem with, or independent of, other Awards under the Amended Plan.
Section 13.  General Provisions Applicable to Awards
     13.1 Legal and Regulatory Matters. The delivery of Shares shall be subject to compliance with (1) applicable federal and state laws and regulations, (2) if the outstanding Shares are listed at the time on any stock exchange or the Nasdaqr, the listing requirements of such exchange or Nasdaqr, and (3) the Company's counsel's approval of all other legal matters in connection with the issuance and delivery of the Shares. If the sale of the Shares has not been registered under the Securities Act, the Company may require, as a condition to delivery of the Shares, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of the Securities Act and may require that the certificates evidencing the Shares bear an appropriate legend restricting transfer.

     13.2 Award Agreement. Each Award under the Amended Plan shall be evidenced by a writing, specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Amended Plan as the Committee considers necessary or advisable to achieve the purposes of the Amended Plan or comply with applicable tax and regulatory laws and accounting principles. A copy of such document shall be provided to the Participant as soon as practicable following the Grant Date, and the Committee may, but need not, require that the Participant sign a copy of such document. Such document is referred to in the Amended Plan as an "Award Agreement" regardless of whether any Participant signature is required. In the event that the Committee does not require the execution of such Award Agreement by the Participant, the acceptance of the Award Agreement by the Participant shall constitute agreement by the Participant to the terms, conditions, restrictions and limitations set forth in the Amended Plan and the Award Agreement as well as the administrative guidelines and practices of the Company in effect from time to time.

     13.3 Terms of Awards. The vesting, exercisability, payment and other provisions applicable to an Award (which may include, without limitation, restrictions on transferability or provision for mandatory resale to the Company) shall be determined by the Committee and set forth in the applicable Award Agreement. Each Award may be made alone, in addition to or in relation to any other Award. The terms of each Award need not be identical, and the Committee need not treat Participants uniformly. Notwithstanding the foregoing, the Committee may accelerate (1) the vesting or payment of any Award (including an Incentive Stock Option), (2) the lapse of restrictions on any Award (including an Award of Restricted Stock), and (3) the date on which any Option or SAR first becomes exercisable, and except as otherwise provided by the Amended Plan or a particular Award, any determination with respect to an Award may be made by the Committee at the time of award or at any time thereafter.

     13.4 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Amended Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Amended Plan, as the Committee shall specify.

     13.5 Payment of Awards. The Committee shall determine, at the time of an Award or, with the Participant's permission, subsequent thereto, whether an Award shall or may be settled in whole or in part in cash, Common Stock, other securities of the Company, one or more other Awards, or other property. The Committee may permit a Participant to defer all or any portion of a payment under the Amended Plan, and may provide for the crediting of interest on deferred amounts denominated in cash and dividend equivalents on amounts denominated in Shares.

     13.6 Dividends and Cash Payments. In the discretion of the Committee, any Award to a Participant under the Amended Plan may provide the Participant with (1) dividends or dividend equivalents payable currently or deferred with or without interest and (2) cash payments in lieu of or in addition to an Award.

     13.7 Change in Control. In order to preserve the rights of a Participant under an Award in the event of a Change in Control of the Company, the Committee in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions with respect to the effect of a Change in Control on one or more Awards: (1) provide for the acceleration of any time period relating to the exercise or realization of the Award, (2) provide for the purchase of the Award upon the Participant's request for an amount of cash or other property that could have been received upon the exercise or realization of the Award had the Award been currently exercisable or payable, (3) cause the Award to be assumed, or new rights substituted therefor, by another entity, or (4) make such other provision as the Committee may consider equitable and in the best interests of the Company; provided, however, that no such action pursuant to this Section shall materially and adversely affect the rights of, or tax consequences to, a Participant (or beneficiary) under any Award granted under the Amended Plan prior to the date such action is adopted by the Committee, unless the affected Participant expressly consents in writing to such material adverse effect.

     13.8 Tax Withholding. The Company and its Subsidiaries shall have the right to require payment of, or may deduct from any payment or delivery of Shares made under the Amended Plan or otherwise due to the Participant, or may permit Shares to be tendered or sold including Shares delivered or vested in connection with an Award, in an amount sufficient to cover withholding of any federal, state, local, foreign or other governmental taxes or charges required by law or such greater amount of withholding as the Committee shall determine from time to time and to take such other action as may be necessary to satisfy any such withholding obligations. Unless the Committee otherwise expressly permits, the aggregate Fair Market Value of Shares withheld or surrendered for tax withholding may not exceed the maximum amount allowed consistent with fixed plan accounting in accordance with accounting principles generally accepted in the United States applicable to the Company.

     13.9 Termination of Employment. The Committee shall determine the effect on an Award of the disability, death, retirement or other termination of employment of a Participant. During the lifetime of a Participant, all rights with respect to Awards shall be exercisable only by such Participant or, if applicable, a permitted transferee, except to the extent the Committee permits the Participant's legal representative, guardian or designated beneficiary to receive payment of an Award or exercise rights thereunder.

     13.10 Events Not Deemed a Termination of Employment. For purposes of the Amended Plan, the following events shall not be deemed a termination of employment of a Participant:

          (1) a transfer to the employment of the Company from an Affiliated Company or from the Company to an Affiliated Company, or from one Affiliated Company to another, or

          (2) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Participant's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

     For purposes of the Amended Plan, employees of an Affiliated Company shall be deemed to have terminated their employment on the date on which such Affiliated Company ceases to be an Affiliated Company.

     13.11 Amendments to Outstanding Awards. The Committee may amend, modify or terminate any outstanding Award held by a Participant, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization, converting an Incentive Stock Option to a Non-Qualified Stock Option, or modifying or waiving the restrictions with respect to any Share of Restricted Stock, provided, however, that the Participant's consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     13.12 Adjustment to Plan. In the event of any stock dividend, stock split (forward or reverse), combination or exchange of equity securities, creation of a class of equity securities, reclassification, issuance of warrants or rights to purchase Common Stock (at a price materially below Fair Market Value), recapitalization, merger, consolidation, reorganization, split-up, spin-off, other distribution (other than ordinary cash dividends) of assets to stockholders, or any other similar event affecting the Common Stock, the Committee, in order to reflect such change in the Common Stock, may make any such adjustment as it may deem appropriate, in its discretion, to (1) the maximum number of Shares that may be issued under the Amended Plan as set forth in Section 5.1; (2) to the extent permitted under Section 162(m), the maximum number of Shares that may be granted pursuant to Section 5.5; and (3) to the extent permitted under Section 422 of the Code, the maximum number of Shares that may be granted pursuant to Section 5.1.

     13.13 Adjustments to Awards. Upon the happening of any of the events described in Section 13.13.1, a Participant's rights with respect to any Award shall be adjusted as hereinafter provided, unless otherwise specifically provided in the Award Agreement. The Committee in its discretion may make provision for a cash payment with respect to an outstanding Award held by a Participant, and/or make adjustments to any measure of performance that relates to an Award.

     13.13.1 Stock Splits and Recapitalizations. If (1) the Company issues any of its Shares as a stock dividend upon or with respect to the Shares, or (2) the Shares are subdivided or combined into a greater or smaller number of Shares, or (3) upon a merger, consolidation, reorganization, split-up, liquidation, combination, recapitalization or the like of the Company, Shares are exchanged for other securities of the Company, securities of another entity, or cash or other property, then each Participant upon exercising an Award (for the purchase price to be paid under the Award) shall be entitled to purchase such number of Shares, other securities of the Company, securities of such other entity, cash or other property as the Participant would have received if the Participant had been the holder of the Shares with respect to which the Award is exercised at all times between the Grant Date of the Award and the date of its exercise, and appropriate adjustments shall be made in the purchase price per Share.

     13.13.2 Restricted Stock. If any person owning Restricted Stock receives new or additional or different shares or securities ("New Securities") as a consequence of the occurrence of an event described in
Section 13.13.1, the New Securities shall be subject to all of the conditions and restrictions applicable to the Restricted Stock with respect to which such New Securities were issued.

     13.13.3 Committee Determination. Notwithstanding any provision to the contrary, no adjustment shall be made pursuant to Section 13.13.1 with respect to any Incentive Stock Option, unless (1) the Committee, after consulting with counsel for the Company, determines that such adjustment would not constitute a modification, extension or renewal of such Incentive Stock Option within the meaning of Section 424 of the Code, and would not cause any adverse tax consequences for the holder of such Incentive Stock Option or (2) the Participant holding such Incentive Stock Option consents to the adjustment. No adjustment to an Incentive Stock Option shall be made for any dividend paid in cash or in property other than securities of the Company.

     13.13.4 Fractional Shares. No fractional Shares shall be issued under the Amended Plan. Any fractional Shares which, but for this Section, would have been issued shall be deemed to have been issued and immediately sold to the Company for their Fair Market Value, and the Participant shall receive from the Company cash in lieu of such fractional Shares.

     13.13.5 Recapitalization. The Committee may adjust the number of Shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property, or any other event if the Committee determines that such adjustment is appropriate to avoid an inequitable result under the Amended Plan for any Participant or the Company's stockholders.

     13.13.6 Further Adjustment. Upon the happening of any of the events described in Sections 13.13.1 or 13.13.5, the class and aggregate number of Shares set forth in Sections 5.1 and 5.5 hereof that are subject to Awards which previously have been or subsequently may be granted under the Amended Plan shall be appropriately adjusted to reflect the events described in such Sections. The Committee shall determine the specific adjustments to be made under this Section 13.13.6.

     13.14 Transferability. Unless otherwise determined by the Committee, any Award granted under the Amended Plan shall be exercisable during a Participant's lifetime only by the Participant, and the Award shall not in any event be transferable except in case of the death of the Participant or by will or the laws of descent and distribution. The Committee may permit (on such terms, conditions and limitations as it shall establish) any Non-Qualified Stock Option (including a Reload Option) and/or any Share issued in connection with an Option exercise that is subject to restrictions on transferability, to be transferred to a member of a Participant's immediate family or to a trust or similar vehicle for the benefit of a Participant's immediate family members. Except to the extent required by law, no Award or interest of any Participant in the Amended Plan shall be subject to any lien, levy, attachment, pledge, obligation, liability or bankruptcy of a Participant.

Section 14.  Miscellaneous

     14.1 Rights Accompanying Grant of Award. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or an Affiliated Company, or the right to continue to provide services to the Company or an Affiliated Company, or the right to continued employment in any particular position or at any particular rate of compensation. The Company and its Affiliated Companies expressly reserve the right to dismiss a Participant at any time free from any liability or claim under the Amended Plan, except as expressly provided in the applicable Award. Unless otherwise determined by the Committee or expressly required by applicable law or the terms of a benefit plan or severance program of the Company or an Affiliated Company, Awards received by Participants under the Amended Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of calculating payments or benefits from any such benefit plan or severance program of the Company or an Affiliated Company.

     14.2 Additional Compensation Arrangements. Nothing contained in the Amended Plan shall prevent the Company from adopting other or additional compensation arrangements for its employees.

     14.3 Funding of Plan. Unless otherwise determined by the Committee with the express authorization of the Board, the Amended Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Amended Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any Participant holds any right by virtue of an Award granted under the Amended Plan, such right shall constitute a general unsecured liability of the Company and shall not confer upon any participant any right, title, or interest in any asset of the Company.

     14.4 Information to be Furnished to Committee. The Company and its Affiliated Companies shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties with respect to the Amended Plan. The records of the Company and its Affiliated Companies as to an employee's or Participant's employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Amended Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Amended Plan.

     14.5 Rights of Participant. Subject to the provisions of the applicable Award, no Participant shall have any right as a stockholder with respect to any Share to be distributed under the Amended Plan until he or she becomes the holder thereof. A Participant to whom any Share is awarded, including Shares of Restricted Stock, shall be considered the holder of such Share at the time of the Award except to the extent otherwise provided in the applicable Award Agreement.

     14.6 Expenses of the Amended Plan. The expenses of the administration of the Amended Plan shall be borne by the Company and its Affiliated Companies. The Committee may require any Affiliated Company to pay for the Shares issued under the Amended Plan to employees or other persons associated with such Affiliated Company, and unless the Committee otherwise provides, either at or after the grant of an Award, each Affiliated Company shall be liable for the payment of cash due under the Amended Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Affiliated Company by the Participant. Any dispute relating to liability of a Subsidiary for cash payments shall be resolved by the Board in its sole discretion.

     14.7 Amendment, Suspension, or Termination of the Amended Plan. The Board may amend, suspend or terminate the Amended Plan or any portion thereof at any time, provided that (1) no amendment shall be made without approval of the Company's stockholders if, in the opinion of Company counsel, such stockholder approval is necessary to comply with any applicable tax or regulatory requirement, including any requirement for exemptive relief under Section 16(b) of the Exchange Act, or any successor provision, or Section 162(m) or Section 422 of the Code or, if the outstanding Shares then are listed on any stock exchange or Nasdaqr, the listing requirements of such exchange or Nasdaqr, as applicable; and (2) no such amendment, suspension or termination shall materially and adversely affect the rights of, or tax consequences to, a Participant (or beneficiary) under any Award granted under the Amended Plan prior to the date such amendment, suspension or termination is adopted by the Board, unless the affected Participant expressly consents in writing to such material adverse effect; provided, however, that the limitations set forth in this clause shall not apply to any adjustment made pursuant to Section
13.12 or Section 13.13.


Section 15.  Legal Construction

     15.1 Captions. The captions provided in the Amended Plan are included solely for convenience of reference and shall not affect the meaning of any provision of the Amended Plan or serve as a basis for interpretation or construction of the Amended Plan.

     15.2 Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural, and the plural shall include the singular.

     15.3 Evidence. Evidence required of anyone under the Amended Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

     15.4 Severability. In the event any provision of the Amended Plan is held invalid or illegal for any reason, the illegality or invalidity shall not affect the remaining provisions of the Amended Plan, and the Amended Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     15.5 Governing Law. The Amended Plan and all rights under the Amended Plan and any Award shall be construed in accordance with and governed by the internal laws of the Commonwealth of Massachusetts, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Amended Plan or any Award to the substantive law of another jurisdiction.

                   PROXY

             THE COMMERCE GROUP, INC.
              11 GORE ROAD (Route 16)
           WEBSTER, MASSACHUSETTS 01570

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned stockholder of The Commerce Group, Inc. hereby appoints Gerald Fels, Arthur J. Remillard, III and John W. Spillane (each with power to act without the other and with power of substitution) as proxies to represent the undersigned at the Annual Meeting of the Common Stockholders of The Commerce Group, Inc. to be held at 9:00 a.m. on Friday, May 17, 2002 and at any adjournment thereof, with all the power the undersigned would possess if personally present, and to vote all shares of Common Stock of the Company which the undersigned may be entitled to vote at said Meeting, hereby revoking any proxy heretofore given.

     THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, IT IS THE INTENTION OF THE PROXIES TO VOTE FOR A PROPOSAL TO FIX AT 17 THE NUMBER OF DIRECTORS OF THE COMPANY, FOR ALL NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE AND FOR PROPOSAL 2.

             CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                           SEE REVERSE SIDE

      ?  Please mark
           votes as in
           this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" FIXING THE
NUMBER OF DIRECTORS AT 17 AND "FOR" ALL NOMINEES AND "FOR"
PROPOSAL 2.
1.  FIXING THE NUMBER OF DIRECTORS OF THE COMPANY AT 17 AND ELECTION OF
DIRECTORS

Nominees: (01) Herman F. Becker, (02) Joseph A. Borski, Jr., (03) Eric G. Butler, (04) Henry J. Camosse, (05) Gerald Fels, (06) David R. Grenon, (07) Robert W. Harris, (08) Robert S. Howland, (09) John J. Kunkel, (10) Raymond
J. Lauring, (11) Normand R. Marois, (12) Suryakant M. Patel, (13) Arthur J. Remillard, Jr., (14) Arthur J. Remillard, III, (15) Regan P. Remillard, (16) Gurbachan Singh and (17) John W. Spillane.

FOR FIXING THE         WITHHELD FROM FIXING THE          2.APPROVAL OF THE             FOR   AGAINST  ABSTAIN
NUMBER OF DIRECTORS  0    NUMBER OF DIRECTORS AT 17  0        AMENDED AND RESTATED     0      0        0
   AT 17 AND FOR              AND WITHHELD FROM ALL             INCENTIVE COMPENSATION
   ALL NOMINEES                  NOMINEES                       PLAN

0
For fixing the number of Directors at 17 and for all nominees except as noted above

                        MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   0
                        MARK HERE IF YOU PLAN TO ATTEND THE MEETING     0

                        Please sign exactly as your name(s) appear(s) on this proxy card and return promptly in the envelope provided. When signing as attorney, executor, trustee or guardian, please give your full title.

Signature             Date:        Signature:              Date: